1933 Act Registration No. 333-7463
                                              1940 Act Registration No. 811-7687

    As filed with the Securities and Exchange Commission on February 1, 1999

================================================================================

                                    FORM N-1A

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


       REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               |X|

                         Pre-Effective Amendment No. __    | |
                         Post-Effective Amendment No. 5    |X|

                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940         |X|

                                 Amendment No. 5


                       FIRST AMERICAN STRATEGY FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

                            OAKS, PENNSYLVANIA 19456
               (Address of Principal Executive Offices) (Zip Code)

                                 (610) 676-1924
              (Registrant's Telephone Number, including Area Code)

                                 JAMES R. FOGGO
              c/o SEI INVESTMENTS COMPANY, OAKS, PENNSYLVANIA 19456
                     (Name and Address of Agent for Service)

                                   COPIES TO:
                           Kathleen L. Prudhomme, Esq.
                              Dorsey & Whitney LLP
                             220 South Sixth Street
                          Minneapolis, Minnesota 55402

         It is proposed that this filing shall become effective (check appropriate box):

    |X|    immediately upon filing pursuant to paragraph (b) of rule 485
    | |    on February 1, 1999 pursuant to paragraph (b) of rule 485
    | |    60 days after filing pursuant to paragraph (a)(1) of Rule 485
    | |    on February 1, 1999 pursuant to paragraph (a)(1) of Rule 485
    | |    75 days after filing pursuant to paragraph (a)(2) of Rule 485
    | |    on (date) pursuant to paragraph (a)(2) of Rule 485

================================================================================

FEBRUARY 1, 1999

STRATEGY FUNDS


Strategy Aggressive Growth Fund

Strategy Growth Fund

Strategy Growth and Income Fund

Strategy Income Fund

                                 First American
                                       Strategy Funds, Inc.

                                   PROSPECTUS


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of these funds, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

[LOGO] FIRST AMERICAN
THE POWER OF DISCIPLINED INVESTING (R)

TABLE OF
CONTENTS


FUND SUMMARIES
  Objectives and Main Investment Strategies     2
  Main Risks                                    3
  Fund Performance                              5
  Fees and Expenses                             7
POLICIES & SERVICES
  Buying Shares                                 9
  Selling Shares                               10
  Managing Your Investment                     11
ADDITIONAL INFORMATION
  Management                                   13
  More About The Funds                         15
  The Underlying Funds                         16
  Financial Highlights                         25
FOR MORE INFORMATION                   Back Cover

FUND SUMMARIES
INTRODUCTION

This section of the prospectus describes the objectives of the First American Strategy Funds, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees and expenses of the funds.


AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


1 PROSPECTUS - FIRST AMERICAN STRATEGY FUNDS

FUND SUMMARIES
OBJECTIVES AND MAIN INVESTMENT STRATEGIES

Each of the funds described in this prospectus is a "fund of funds." The funds are intended to provide differing balances between the objectives of current income and growth of capital. Each fund seeks to achieve its objectives by investing in a variety of other mutual funds which are also advised by the funds' investment advisor.

--------------------------------------------------------------------------------
OBJECTIVES

STRATEGY AGGRESSIVE GROWTH FUND seeks a high level of capital growth.

STRATEGY GROWTH FUND seeks capital growth with a moderate level of current income.

STRATEGY GROWTH AND INCOME FUND seeks both capital growth and current income.

STRATEGY INCOME FUND seeks a high level of current income consistent with limited risk to capital.

--------------------------------------------------------------------------------
MAIN INVESTMENT STRATEGIES

Each fund seeks to achieve its objectives by investing in a variety of other mutual funds which are also advised by the funds' investment advisor. Strategy Aggressive Growth Fund and Strategy Growth Fund seek their objectives by providing high allocations to various equity categories, including small company and international company equity securities. Strategy Growth and Income Fund takes a balanced approach to equity securities and fixed income investments. Strategy Income Fund provides a high allocation to fixed income investments, but also has a limited equity component designed to help offset inflation and provide a source for potential increases in income over time.

The underlying funds in which the Strategy Funds invest include the 10 equity funds and two fixed income funds named in the table below and Prime Obligations Fund, a money market fund. The funds' advisor allocates and reallocates each fund's assets among the underlying funds within ranges designed to reflect the funds' differing balances between the investment objectives of current income and growth of capital. The following table illustrates these ranges, expressed as percentages of the funds' net assets.

                                   Aggressive                         Growth and
                                   Growth Fund      Growth Fund       Income Fund      Income Fund
                                ----------------  ----------------  ----------------  ---------------
                                   MIN     MAX      MIN      MAX      MIN      MAX      MIN     MAX
                                ------- --------  ------- --------  ------- --------  ------- -------
EQUITY FUNDS AS A WHOLE            60%     100%      50%      90%      35%      75%      15%     45%
Large Cap Growth Fund               5%      45%       5%      40%       5%      35%       0%      0%
Large Cap Value Fund                5%      45%       5%      40%       5%      35%       0%      0%
Mid Cap Growth Fund                 5%      45%       0%      30%       0%      20%       0%      0%
Mid Cap Value Fund                  5%      45%       0%      30%       0%      20%       0%      0%
Small Cap Growth Fund               0%      40%       0%      30%       0%      20%       0%      0%
Small Cap Value Fund                0%      40%       0%      30%       0%      20%       0%      0%
Equity Income Fund                  0%       0%       0%       0%       0%       0%      15%     45%
Real Estate Securities Fund         0%       0%       0%       0%       0%      15%       0%     15%
Emerging Markets Fund               0%      15%       0%      15%       0%      10%       0%      0%
International Fund                  0%      35%       0%      30%       0%      20%       0%      0%

FIXED INCOME FUNDS AS A WHOLE       0%      40%      10%      50%      25%      65%      55%     85%
Fixed Income Fund                   0%      40%       0%      50%      10%      65%      25%     85%
Strategic Income Fund               0%      15%       0%      20%       0%      20%       0%     25%

PRIME OBLIGATIONS FUND              0%      35%       0%      35%       0%      35%       0%     25%

In addition to investing in Prime Obligations Fund, each fund also may invest in cash, U.S. dollar-denominated high-quality money market instruments and other short-term securities. Normally, each fund's aggregate investment in these items and in Prime Obligations Fund will not exceed the maximum percentage in the above table for Prime Obligations Fund. However, in an attempt to respond to adverse market, economic, political or other conditions, each fund may temporarily invest without limit in cash, U.S. dollar-denominated high-quality money market instruments and other short-term securities. Investing a significant percentage of a fund's assets in these securities may prevent the fund from achieving its objectives.


2 PROSPECTUS - FIRST AMERICAN STRATEGY FUNDS

FUND SUMMARIES
MAIN RISKS

The value of your investment in a fund will change daily, which means you could lose money. The main risks of investing in the funds include:

ACTIVE MANAGEMENT
Each fund is actively managed and its performance therefore will reflect in part the advisor's ability to make asset allocation and other investment decisions which are suited to achieving the fund's investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.

ADDITIONAL EXPENSES
Investing in the underlying funds through an investment in one of the funds involves additional expenses that would not be present in a direct investment in the underlying funds.

RISKS ASSOCIATED WITH THE UNDERLYING FUNDS
The funds are subject to the risks of the underlying funds in which they invest. These risks, some of which are discussed in more detail under "The Underlying Funds," include:

o The underlying funds are actively managed and therefore may underperform other mutual funds with similar investment objectives.

o Each underlying fund is subject to the risk of generally adverse markets. In general, the market prices of equity securities frequently are subject to greater volatility than the prices of fixed income securities. Therefore, the net asset values of funds which invest higher proportions of their assets in equity funds may be more volatile than funds which are limited to lower proportions.

o Small Cap Growth Fund, Small Cap Value Fund, Emerging Markets Fund and International Fund are subject to the risks of investing in small capitalization companies. These stocks historically have experienced greater price volatility than stocks of larger capitalization companies.

o Mid Cap Growth Fund and Mid Cap Value Fund invest in stocks of mid capitalization companies. Although these stocks may be slightly less volatile than those of small capitalization companies, they still involve substantial risk.

o Real Estate Securities Fund is subject to risks associated with non-diversification and with concentrating its investments in the real estate industry, and to the risks associated with direct investments in real estate investment trusts.

o International Fund, Emerging Markets Fund and Strategic Income Fund are subject to risks associated with investing in foreign securities, including currency risk. These risks are particularly significant in emerging markets, where Strategic Income Fund may invest and where Emerging Markets Fund primarily invests. International Fund and Emerging Markets Fund are also subject to the risks of entering into foreign currency hedging transactions.

o Most of the other equity funds invest a portion of their assets in foreign securities which are dollar-denominated and publicly traded in the United States, and which may involve risks not associated with the securities of domestic issuers.

o The fixed income funds are subject to interest rate risk (the risk that debt securities held by a fund will decrease in value when interest rates rise), income risk (the risk that a fund's income could decline due to falling market interest rates), credit risk (the risk that the issuer of debt securities will not make timely principal or interest payments on its securities), and call risk (the risk that the issuer of debt securities will prepay those securities before their stated maturity, requiring the fund to reinvest the prepayment at a lower interest rate).

o The fixed income funds may invest in mortgage- and/or asset-backed securities. These are subject to the risk that falling interest rates will cause faster than expected prepayments of the obligations underlying the securities, which must be reinvested at lower interest rates. They are also subject to the risk that rising interest rates will cause prepayments to slow, extending the life of mortgage- and asset-backed securities with lower interest rates.

o Each fixed income fund may invest up to 25% of its total assets in dollar roll transactions, which could increase the volatility of the fund's share price and possibly diminish the fund's investment performance.

o Most of the underlying funds lend their portfolio securities to broker-dealers, banks and other institutions. These funds are subject to the risk that the other party to the securities lending agreement will default on its obligations.

o Strategic Income Fund may invest a significant portion of its assets in non-investment grade debt obligations, which are commonly called "high-yield" securities or "junk bonds." In addition, Equity Income Fund may invest in non-investment grade convertible debt obligations. High yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

POSSIBLE CONFLICTS OF INTEREST
The funds and the underlying funds have the same officers, directors and investment advisor. If situations arise in which the interests of the funds are different from those of the underlying funds, these officers and directors and the advisor could be subject to conflicts of interest. For example, the advisor might determine that a fund should reduce its allocation of assets to a particular underlying fund, thus requiring the fund to redeem shares of the underlying fund, at a time when it is not in the best interests of the underlying fund to sell portfolio securities in order to meet the redemption request. The advisor will monitor the operations of the funds and the underlying funds for potential conflicts of interest, and recommend to the funds' board of directors the steps which it believes are necessary to avoid or minimize adverse consequences to the funds and the underlying funds.


3 PROSPECTUS - FIRST AMERICAN STRATEGY FUNDS

FUND SUMMARIES
MAIN RISKS (CONTINUED)

YEAR 2000 ISSUES
Like other mutual funds and business and financial organizations, the funds could be adversely affected if the computer systems used by the funds' and underlying funds' advisor, sub-advisors, other service providers and entities with computer systems that are linked to fund records do not properly process and calculate date-related information from and after January 1, 2000. While year 2000-related computer problems could have a negative effect on the funds, the funds' administrator has undertaken a program designed to assess and monitor the steps being taken by the funds' and underlying funds' service providers to address year 2000 issues. This program includes seeking assurances from service providers that their systems are or will be year 2000 compliant and reviewing service providers' periodic reports to monitor their status concerning their year 2000 readiness and compliance.

The administrator and the advisor also report regularly to the funds' board of directors concerning their own and other service providers' progress toward year 2000 readiness. Although these reports indicate that service providers are or expect to be year 2000 compliant, there can be no assurance that this will be the case in all instances or that year 2000 difficulties experienced by others in the financial services industry will not impact the funds. In addition, there can be no assurance that year 2000 difficulties will not have an adverse effect on the funds' investments or on global markets or economies, generally. The funds are not bearing any of the expenses incurred by their service providers in preparing for the year 2000.


4 PROSPECTUS - FIRST AMERICAN STRATEGY FUNDS

FUND SUMMARIES
FUND PERFORMANCE

The charts and tables that follow provide you with information on each fund's volatility and performance. Of course, how a fund has performed in the past does not necessarily indicate how it will perform in the future.

Each fund's bar chart show shows you how performance of the fund's shares has varied from year to year.

The tables compare each fund's performance over different time periods to that of the fund's benchmark indices, which are broad measures of market performance. Each fund's performance reflects fund expenses; the benchmarks are unmanaged and have no expenses.

Both the charts and the tables assume that all distributions have been reinvested.

STRATEGY AGGRESSIVE GROWTH FUND
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR GRAPH]

1997      18.01%
1998       7.36%
                                                       BEST QUARTER:
                                                       Quarter ending:  12/31/98
                                                       Total return       14.77%

                                                       WORST QUARTER:
                                                       Quarter ending:   9/30/98
                                                       Total return      -14.93%

AVERAGE ANNUAL TOTAL RETURNS                Inception                      Since
AS OF 12/31/98                                   Date    One Year   Inception(1)
--------------------------------------------------------------------------------
Strategy Aggressive Growth Fund              10/01/96       7.36%         12.95%
--------------------------------------------------------------------------------
Standard & Poor's Composite 500 Index(2)                   28.60%         33.09%
--------------------------------------------------------------------------------
Lehman Government/Corporate Bond Index(3)                   9.47%         10.36%
--------------------------------------------------------------------------------

(1)The since inception performance of each index is calculated from 10/31/96.

(2)An unmanaged index of large capitalization stocks.

(3)An unmanaged index of Treasury securities, other securities issued by the U.S. government or its agencies or instrumentalities, and investment grade corporate debt securities.


STRATEGY GROWTH FUND
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR GRAPH]

1997      16.36%
1998       7.52%
                                                        BEST QUARTER:
                                                        Quarter ending: 12/31/98
                                                        Total return      12.19%

                                                        WORST QUARTER:
                                                        Quarter ending:  9/30/98
                                                        Total return     -11.92%

AVERAGE ANNUAL TOTAL RETURNS                Inception                      Since
AS OF 12/31/98                                   Date    One Year   Inception(1)
--------------------------------------------------------------------------------
Strategy Growth Fund                         10/01/96       7.52%         12.39%
--------------------------------------------------------------------------------
Standard & Poor's Composite 500 Index(2)                   28.60%         33.09%
--------------------------------------------------------------------------------
Lehman Government/Corporate Bond Index(3)                   9.47%         10.36%
--------------------------------------------------------------------------------

(1)The since inception performance of each index is calculated from 10/31/96.

(2)An unmanaged index of large capitalization stocks.

(3)An unmanaged index of Treasury securities, other securities issued by the U.S. government or its agencies or instrumentalities, and investment grade corporate debt securities.


5 PROSPECTUS - FIRST AMERICAN STRATEGY FUNDS

FUND SUMMARIES
FUND PERFORMANCE (CONTINUED)

STRATEGY GROWTH AND INCOME FUND
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR GRAPH]

1997      13.96%
1998       8.20%
                                                        BEST QUARTER:
                                                        Quarter ending: 12/31/98
                                                        Total return      10.00%

                                                        WORST QUARTER:
                                                        Quarter ending:  9/30/98
                                                        Total return      -8.30%

AVERAGE ANNUAL TOTAL RETURNS                Inception                      Since
AS OF 12/31/98                                   Date    One Year   Inception(1)
--------------------------------------------------------------------------------
Strategy Growth and Income Fund              10/01/96       8.20%         12.24%
--------------------------------------------------------------------------------
Standard & Poor's Composite 500 Index(2)                   28.60%         33.09%
--------------------------------------------------------------------------------
Lehman Government/Corporate Bond Index(3)                   9.47%         10.36%
--------------------------------------------------------------------------------

(1)The since inception performance of each index is calculated from 10/31/96.

(2)An unmanaged index of large capitalization stocks.

(3)An unmanaged index of Treasury securities, other securities issued by the U.S. government or its agencies or instrumentalities, and investment grade corporate debt securities.



STRATEGY INCOME FUND
ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

[BAR GRAPH]

1997      12.72%
1998       8.46%
                                                         BEST QUARTER:
                                                         Quarter ending: 6/30/97
                                                         Total return      4.87%

                                                         WORST QUARTER:
                                                         Quarter ending: 9/30/98
                                                         Total return     -0.04%

AVERAGE ANNUAL TOTAL RETURNS                Inception                      Since
AS OF 12/31/98                                   Date    One Year   Inception(1)
--------------------------------------------------------------------------------
Strategy Income Fund                         10/01/96       8.46%         10.79%
--------------------------------------------------------------------------------
Standard & Poor's Composite 500 Index(2)                   28.60%         33.09%
--------------------------------------------------------------------------------
Lehman Government/Corporate Bond Index(3)                   9.47%         10.36%
--------------------------------------------------------------------------------

(1)The since inception performance of each index is calculated from 10/31/96.

(2)An unmanaged index of large capitalization stocks.

(3)An unmanaged index of Treasury securities, other securities issued by the U.S. government or its agencies or instrumentalities, and investment grade corporate debt securities.


6 PROSPECTUS - FIRST AMERICAN STRATEGY FUNDS

FUND SUMMARIES
FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the funds. The funds do not impose any sales charges (loads) when you buy, sell or exchange shares. Each fund imposes a redemption fee of 1% if you redeem your shares within 12 months of purchase. See "Selling Shares -- How to Sell Shares -- Redemption Fee." In addition, when you hold shares of one of the funds, you indirectly pay a portion of that fund's operating expenses. The figures below are based on fund expenses during the fiscal year ended September 30, 1998.(1) As illustrated in other tables under this caption, fund shareholders also indirectly bear a portion of the underlying funds' expenses.

                                            Aggressive                      Growth and
                                           Growth Fund     Growth Fund     Income Fund     Income Fund
------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(fees paid directly from your investment)
------------------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)                      None            None            None            None
 MAXIMUM DEFERRED SALES CHARGE (LOAD)             None            None            None            None
 REDEMPTION FEE(2)
 AS A % OF AMOUNT REDEEMED                       1.00%           1.00%           1.00%           1.00%
ANNUAL FUND OPERATING EXPENSES AS A % OF AVERAGE NET ASSETS
(expenses that are deducted from fund assets)
------------------------------------------------------------------------------------------------------
 Management Fees                                 0.25%           0.25%           0.25%           0.25%
 Distribution and Service (12b-1) Fees            None            None            None            None
 Other Expenses
  Shareholder Servicing Fee                      0.25%           0.25%           0.25%           0.25%
  Miscellaneous                                  0.37%           0.39%           0.32%           0.34%
 TOTAL                                           0.87%           0.89%           0.82%           0.84%
------------------------------------------------------------------------------------------------------

(1)Actual expenses for the fiscal year were lower than those shown in the table because of voluntary fee waivers and expense reimbursements by the advisor. See "Additional Information - Financial Highlights." THE ADVISOR INTENDS TO WAIVE FEES AND REIMBURSE EXPENSES DURING THE CURRENT FISCAL YEAR SO THAT TOTAL OPERATING EXPENSES FOR EACH FUND DO NOT EXCEED 0.30%. WAIVERS AND REIMBURSEMENTS MAY BE DISCONTINUED AT ANY TIME.

(2)Payable if you redeem your shares within 12 months of purchase.


RANGES OF COMBINED DIRECT AND INDIRECT EXPENSE RATIOS
As noted above, in addition to the funds' direct expenses, fund shareholders also indirectly bear their proportionate share of the underlying funds' expenses. The following table lists the ranges of combined direct and indirect expense ratios borne by fund shareholders, taking into account underlying fund expenses indirectly borne by fund shareholders. Ranges are presented because the underlying funds' expense ratios differ from one another, so that the actual combined direct and indirect expense ratios of the funds will depend on the allocation of fund assets among the underlying funds. Information concerning the underlying funds' expense ratios is listed under "Underlying Fund Expense Ratios" below.

RANGES OF COMBINED DIRECT
AND INDIRECT EXPENSE RATIOS              Aggressive                            Growth and
AS A % OF AVERAGE NET ASSETS(1)         Growth Fund        Growth Fund        Income Fund        Income Fund
------------------------------------------------------------------------------------------------------------
                                     1.62% to 2.38%     1.64% to 2.38%     1.57% to 2.11%     1.62% to 1.76%
------------------------------------------------------------------------------------------------------------

(1)The underlying funds' advisor intends to waive fees during the current fiscal year so that expense ratios do not exceed certain levels, as set forth in footnote 1 to the Underlying Fund Expense Ratios table below. In addition, the funds' advisor intends to waive fees and reimburse expenses during the current fiscal year so that total operating expenses for each fund do not exceed 0.30%. Taking these waivers and reimbursements into account, the ranges of combined direct and indirect expense ratios would be 0.98% to 1.48% for Aggressive Growth Fund, 0.96% to 1.44% for Growth Fund, 0.95% to 1.33% for Growth and Income Fund, and 0.95% to 1.08% for Income Fund. Waivers and reimbursements may be discontinued at any time.


7 PROSPECTUS - FIRST AMERICAN STRATEGY FUNDS

FUND SUMMARIES
FEES AND EXPENSES (CONTINUED)

--------------------------------------------------------------------------------

EXAMPLE This example is intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds. It is based upon the midpoint of the expense ranges set forth above, and assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that each fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your cost would be:

               Aggressive                      Growth and
              Growth Fund     Growth Fund     Income Fund    Income Fund
-----------------------------------------------------------------------------

  1 year           $  303          $  304          $  287         $  272
  3 years          $  627          $  630          $  579         $  533
  5 years          $1,078          $1,083          $  995         $  918
  10 years         $2,327          $2,338          $2,159         $1,998


     You would pay the following expenses if you did not redeem your shares:

               Aggressive                      Growth and
              Growth Fund     Growth Fund     Income Fund    Income Fund
-----------------------------------------------------------------------------

  1 year          $   203         $   204         $   187         $  172
  3 years         $   627         $   630         $   579         $  533
  5 years         $ 1,078         $ 1,083         $   995         $  918
  10 years        $ 2,327         $ 2,338         $ 2,159         $1,998


UNDERLYING FUND EXPENSE RATIOS
The table below lists the expense ratios of the underlying funds. Information in the table is for class Y shares of the underlying funds, which is the only class in which the funds will invest. The ratios presented are based on expenses during the fiscal year ended September 30, 1998.(1)

Underlying Fund                       Expense Ratio
---------------------------------------------------

Large Cap Growth Fund(5)                   0.86%
Large Cap Value Fund(5)                    0.88%
Mid Cap Growth Fund(5)                     0.87%
Mid Cap Value Fund(4,5)                    0.89%
Small Cap Growth Fund(5)                   0.90%
Small Cap Value Fund                       0.88%
Equity Income Fund(2,3,4)                  0.87%
Real Estate Securities Fund(2,3)           0.93%
International Fund(5)                      1.56%
Emerging Markets Fund(5)                   3.30%
Fixed Income Fund                          0.86%
Strategic Income Fund                      1.05%
Prime Obligations Fund                     0.53%
---------------------------------------------------

(1)Actual expense ratios for the fiscal year were lower than those shown in the table because of voluntary fee waivers by the advisor. The advisor intends to waive fees during the current fiscal year so that expense ratios do not exceed the following amounts: Large Cap Growth Fund, 0.80%; Large Cap Value Fund, 0.80%; Mid Cap Growth Fund, 0.90%; Mid Cap Value Fund, 0.90%; Small Cap Growth Fund, 0.90%; Small Cap Value Fund, 0.90%; Equity Income Fund, 0.75%; Real Estate Securities Fund, 0.80%; International Fund, 1.35%; Emerging Markets Fund, 1.45%; Fixed Income Fund, 0.70%; Strategic Income Fund, 0.90%; and Prime Obligations Fund, 0.45%. Fee waivers may be discontinued at any time.

(2)Growth Fund is not permitted to invest in this underlying fund.

(3)Aggressive Growth Fund is not permitted to invest in this underlying fund.

(4)Growth and Income Fund is not permitted to invest in this underlying fund.

(5)Income Fund is not permitted to invest in this underlying fund.


8 PROSPECTUS - FIRST AMERICAN STRATEGY FUNDS

POLICIES & SERVICES
BUYING SHARES

You may become a shareholder in any of the funds with an initial investment of $1,000 or more ($250 for a retirement plan). Additional investments can be made for as little as $100 ($25 for a retirement plan). The funds have the right to waive these minimum investment requirements for employees of the funds' advisor and its affiliates. The funds also have the right to reject any purchase order.

--------------------------------------------------------------------------------
CALCULATING YOUR SHARE PRICE

Your purchase price for fund shares will be their net asset value (NAV) -- there is no sales charge. The NAV of each fund's shares is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time) every day the exchange is open.

A fund's NAV is equal to the value of its investments and other assets, less any liabilities, divided by the number of fund shares. The assets of each fund normally will consist primarily of shares of the underlying funds, which are valued at their net asset values.

For the underlying funds, investments and other assets will be valued at their market values. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors. Emerging Markets Fund, International Fund and Strategic Income Fund will hold portfolio securities that trade on weekends or other days the funds do not price their shares. Therefore, the net asset value of these underlying funds' shares may change on days when you will not be able to purchase or redeem your fund shares.

--------------------------------------------------------------------------------
HOW TO BUY SHARES

You may buy shares on any day the New York Stock Exchange is open. Your shares will be priced at the next NAV calculated after your order is accepted by the fund, plus any applicable sales charge. To make sure that your order is accepted, follow the directions for purchasing shares given below.

BY PHONE
You may purchase shares by calling your broker or financial institution, if they have a sales agreement with the funds' distributor. In many cases, your order will be effective that day if received by your broker or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, you will have to transmit your request by an earlier time in order for your purchase request to be effective that day. This allows your broker or financial institution time to process your request and transmit it to the fund. Some financial institutions may charge a fee for helping you purchase shares. Contact your broker or financial institution for more information.

If you are paying by wire, you may purchase shares by calling 1-888-997-8728 before 3 p.m. Central time. All information will be taken over the telephone, and your order will be placed when the funds' custodian receives payment by wire. Wire federal funds as follows:

U.S. Bank National Association, Minneapolis, MN
ABA Number 091000022

For Credit to: DST Systems, Inc.:
Account Number 160234580266

For Further Credit to (investor name and fund name)

You cannot purchase shares by wire on days when federally chartered banks are closed.

BY MAIL
To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

First American Funds
c/o DST Systems, Inc.
P.O. Box 419382
Kansas City, Missouri 64141-6382

After you have established an account, you may continue to purchase shares by mailing your check to First American Funds at the same address.

Please note the following:

o   All purchases must be made in U.S. dollars.

o Third-party checks, credit cards, credit card checks and cash are not accepted.

o If a check does not clear your bank, the funds reserve the right to cancel the purchase, and you could be liable for any losses or fees incurred.

--------------------------------------------------------------------------------
INVESTING AUTOMATICALLY

To purchase shares as part of a savings discipline, you may add to your investment on a regular basis:

o by having $100 or more automatically withdrawn from your bank account on a periodic basis and invested in fund shares.

o through automatic monthly exchanges of your class A shares of Prime Obligations Fund, a money market fund in the First American family of funds.

You may apply for participation in either of these programs through your broker or financial institution or by calling 1-888-997-8728.

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COMPENSATION TO BROKERS AND FINANCIAL INSTITUTIONS

Although there is no sales charge when you purchase fund shares, your broker or financial institution may receive compensation in connection with your purchase. Each fund pays the funds' distributor an annual shareholder servicing fee equal to 0.25% of the fund's average daily net assets to compensate the distributor for providing services to shareholders. The distributor may use this fee to compensate your broker or financial institution for providing ongoing services to your account. The advisor, the administrator or the distributor may pay additional fees to brokers and financial institutions, using their own assets, in exchange for sales and/or administrative services performed on behalf of the broker's or financial institution's customers. The advisor may pay its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., an amount equal to up to 3% of the net asset value of fund shares sold though them.


9 PROSPECTUS - FIRST AMERICAN STRATEGY FUNDS

POLICIES & SERVICES
SELLING SHARES

--------------------------------------------------------------------------------
HOW TO SELL SHARES

You may sell your shares on any day when the New York Stock Exchange is open. Your shares will be sold at the next NAV calculated after your order is accepted by the fund, less any applicable redemption fee. To make sure that your order is accepted, follow the directions for selling shares given below.

The proceeds from your sale normally will be mailed or wired within one day, but in no event more than seven days, after your request is received in proper form.

BY PHONE
If you purchased shares through a broker or financial institution, simply call them to sell your shares. In many cases, your redemption will be effective that day if received by your broker or financial institution by the close of regular trading on the New York Stock Exchange. In some cases, however, you will have to call by an earlier time in order for your redemption to be effective that day. This allows your broker or financial institution time to process your request and transmit it to the fund. Contact your broker or financial institution directly for more information.

If you did not purchase shares through a broker or financial institution, you may sell your shares by calling 1-888-997-8728. Proceeds can be wired to your bank account (if the proceeds are at least $1,000 and you have previously supplied your bank account information to the transfer agent) or sent to you by check.

If you recently purchased your shares by check or through the Automated Clearing House (ACH), proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 10 calendar days from the date of purchase.

BY MAIL
To sell shares by mail, send a written request to your broker or financial institution, or to the funds' transfer agent at the following address:

First American Funds
c/o DST Systems, Inc.
P.O. Box 419382
Kansas City, Missouri 64141-6382

Your request should include the following information:

o   name of the fund;

o   account number;

o   dollar amount or number of shares redeemed;

o   name on the account; and

o   signatures of all registered account owners.

Signatures on a written request must be guaranteed if:

o you would like the proceeds from the sale to be paid to anyone other than to the shareholder of record.

o you would like the check mailed to an address other than the address on the funds' records.

o   your redemption request is for $25,000 or more.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial institution to determine if it has this capability.

Proceeds from a written redemption request will be sent to you by check.

REDEMPTION FEE
Each fund imposes a redemption fee of 1% if you redeem your shares within 12 months of purchase. This fee, which is intended to discourage short-term trading, is paid to the fund. The redemption fee will be based on the value of your shares at the time of purchase or at the time of sale, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. When you sell shares, they will be sold in the order that minimizes your redemption fee.

The redemption fee will be waived for 401(k) plans and other institutional accounts of the funds' advisor.

--------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWALS

If your account has a value of $5,000 or more, you may redeem a specific dollar amount from your account on a regular basis. To set up systematic withdrawals, contact your broker or financial institution.


--------------------------------------------------------------------------------
   ACCOUNTS WITH LOW BALANCES

   Except for retirement plans, if your account balance falls below $500 as a result of selling or exchanging shares, you will receive written notice and be given 60 days to re-establish the minimum balance. If you do not, the fund may close your account and send you the proceeds.


10 PROSPECTUS - FIRST AMERICAN STRATEGY FUNDS

POLICIES & SERVICES
MANAGING YOUR INVESTMENT

--------------------------------------------------------------------------------
EXCHANGING SHARES

If your investment goals or your financial needs change, you may move from one Strategy Fund to another. Exchanges are made based on the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you exchange shares held for less than 12 months you do not have to pay a redemption fee. Instead, the time you held shares of the "old" fund will be added to the time you hold the shares of the "new" fund for purposes of determining when the 12 month redemption fee period expires.

Shares of the Strategy Funds may not be exchanged for shares of the underlying funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges to four times per year.

BY PHONE
You may exchange shares by calling your broker, your financial institution, or the funds' transfer agent, provided that both funds have identical shareholder registrations. To request an exchange through the funds' transfer agent, call 1-888-997-8728. Your instructions must be received by the funds' transfer agent before 3 p.m. Central time, or by the time specified by your broker or financial institution, in order for shares to be exchanged the same day.

BY MAIL
To exchange shares by written request, please follow the procedures under "Selling Shares." Be sure to include the names of both funds involved in the exchange.


--------------------------------------------------------------------------------
   TELEPHONE TRANSACTIONS

   You may buy, sell or exchange shares by telephone, unless you elected on your new account form to restrict this privilege. If you wish to reinstate this option on an existing account, please call Investor Services at 1-888-997-8728 to request the appropriate form.

   The funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.

   It may be difficult to reach the funds by telephone during periods of unusual market activity. If you are unable to reach the funds or their agents by telephone, please consider sending written instructions.


--------------------------------------------------------------------------------
STAYING INFORMED

SHAREHOLDER REPORTS
Shareholder reports are mailed twice a year, in November and May. They include financial statements, performance information, a message from your portfolio managers, and, on an annual basis, the auditors' report.

In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call 1-888-997-8728.

STATEMENTS AND CONFIRMATIONS
Statements summarizing activity in your account are mailed at least quarterly. Confirmations are mailed following each purchase or sale of fund shares.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

Dividends from a fund's net investment income are declared and paid monthly. Any capital gains are distributed at least once each year.

On the ex-dividend date for a distribution, a fund's share price is reduced by the amount of the distribution. If you buy shares just before the ex-dividend date, in effect, you "buy the dividend." You will pay the full price for the shares and then receive a portion of that price back as a taxable distribution.

Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American fund or paid in cash. This request may be made on your new account form or by writing to the fund. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, the undelivered distributions and all future distributions will be reinvested in fund shares.

POLICIES & SERVICES
MANAGING YOUR INVESTMENT (CONTINUED)

--------------------------------------------------------------------------------
TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the Statement of Additional Information. However, because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

TAXES ON DISTRIBUTIONS
Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund's net investment income are taxable as ordinary income. Distributions of a fund's net capital gains are taxable as long-term gains, regardless of how long you have held your shares.


11 PROSPECTUS - FIRST AMERICAN STRATEGY FUNDS

TAXES ON TRANSACTIONS
The sale or exchange of fund shares will be a taxable event for you and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.


12 PROSPECTUS - FIRST AMERICAN STRATEGY FUNDS

ADDITIONAL INFORMATION
MANAGEMENT

INVESTMENT ADVISOR
First American Asset Management
601 Second Avenue South
Minneapolis, Minnesota 55402

U.S. Bank National Association (U.S. Bank), acting through its First American Asset Management division, is the funds' investment advisor. First American Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of December 31, 1998, it had more than $80 billion in assets under management, including investment company assets of approximately $30 billion. As investment advisor, First American Asset Management manages the funds' business and investment activities, subject to the authority of the board of directors.

Each fund is required under its investment advisory agreement to pay the investment advisor a monthly fee for providing investment advisory services equal to, on an annual basis, 0.25% of the fund's average daily net assets. During the last fiscal year, however, First American Asset Management waived the payment of all investment advisory fees. First American Asset Management also is the investment advisor for each of the underlying funds.

UNDERLYING FUND SUB-ADVISORS
Federated Investment Counseling
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

Federated Global Research Corp.
175 Water Street
New York, New York 10038-4964

The above mentioned subsidiaries of Federated Investors are sub-advisors to Strategic Income Fund. The sub-advisors have been retained by the fund's investment advisor and are paid a portion of the advisory fee.

Federated Investment Counseling manages Strategic Income Fund's investments in domestic high-yield debt obligations and U.S. dollar denominated foreign corporate debt obligations. Federated Global Research Corp. manages the fund's investments in investment grade and high-yield foreign government and foreign corporate debt obligations. First American Asset Management manages the fund's investments in U.S. government and investment grade domestic debt obligations and determines how the fund's assets will be allocated among the three sectors in which it invests.

The sub-advisors and other subsidiaries of Federated Investors serve as investment advisors to a number of investment companies and private accounts.

Marvin & Palmer Associates, Inc.
1201 North Market Street, Suite 2300
Wilmington, Delaware 19801

Marvin & Palmer is the sub-advisor to Emerging Markets Fund and International Fund, and is responsible for the investment and reinvestment of those funds' assets and the placement of brokerage transactions for those funds. Marvin & Palmer has been retained by the funds' investment advisor and is paid a portion of the advisory fee.

A privately held company founded in 1986, Marvin & Palmer is engaged in the management of global, non-United States, domestic and emerging markets equity portfolios, principally for institutional accounts. As of December 31, 1998, Marvin & Palmer managed a total of approximately $7 billion in investments for 61 investors.

CUSTODIAN
U.S. Bank National Association
U.S. Bank Center
180 East Fifth Street
St. Paul, Minnesota 55101

ADMINISTRATOR
SEI Investments Management Corporation
Oaks, Pennsylvania 19456

DISTRIBUTOR
SEI Investments Distribution Co.
Oaks, Pennsylvania 19456

TRANSFER AGENT
DST Systems, Inc.
330 West Ninth Street
Kansas City, Missouri 64105

ADDITIONAL COMPENSATION
U.S. Bank and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the funds. As described above, U.S. Bank may receive compensation for acting as the funds' investment adviser. In addition, U.S. Bank receives compensation for acting as the underlying funds' investment adviser. U.S. Bank and its affiliates also receive compensation from the funds and the underlying funds in connection with the following:

CUSTODY SERVICES. As compensation for acting as the funds' custodian, U.S. Bank is paid monthly fees equal, on an annual basis, to 0.03% of a fund's average daily net assets. In addition, U.S. Bank is reimbursed for its out-of-pocket expenses incurred while providing custody services to the funds. U.S. Bank also acts as custodian for the underlying funds and is compensated for its services at the same rate (except that it receives fees from Emerging Markets Fund and International Fund equal to 0.10% of each fund's average daily net assets).

SUB-ADMINISTRATION SERVICES. U.S. Bank assists the administrator and provides sub-administration services to the funds. For providing these services, U.S. Bank is compensated by the funds' administrator at an annual rate of up to 0.05% of each fund's average daily net assets. U.S. Bank also provides sub-administration services to the underlying funds and is compensated by the administrator at the same rate for providing those services.

TRANSFER AGENT SERVICES. U.S. Bank performs certain transfer agent and dividend disbursing agent services with respect to shares of the funds held through accounts at U.S. Bank and its affiliates. The funds pay U.S. Bank an annual fee of $15 per account for providing these services. U.S. Bank provides the same services to the underlying funds and receives the same per account fees from those funds.



13 PROSPECTUS - FIRST AMERICAN STRATEGY FUNDS

ADDITIONAL INFORMATION
MANAGEMENT (CONTINUED)


SECURITIES LENDING SERVICES. In connection with lending their portfolio securities, the underlying funds pay administrative and custodial fees to U.S. Bank which are equal to 40% of the underlying funds' income from these securities lending transactions.

BROKERAGE TRANSACTIONS. When purchasing and selling portfolio securities for the underlying funds, the investment advisor may place trades through its affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., which will earn commissions on such transactions.

SHAREHOLDER SERVICES. To the extent that fund shares are held through U.S. Bank or its broker-dealer affiliates, U.S. Bancorp Investments, Inc. and U.S. Bancorp Piper Jaffray Inc., those entities may receive shareholder servicing fees from the funds' distributor.

PORTFOLIO MANAGEMENT
Each fund's investments are managed by a team of persons associated with First American Asset Management.


14 PROSPECTUS - FIRST AMERICAN STRATEGY FUNDS

ADDITIONAL INFORMATION
MORE ABOUT THE FUNDS

--------------------------------------------------------------------------------
OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 30 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 1-888-997-8728.

PORTFOLIO TURNOVER
Each fund had a portfolio turnover rate of over 100% during its last fiscal year. This resulted from fund mergers that occurred during the fiscal year and from the addition and deletion of certain underlying funds. Going forward, however, the funds expect that they generally will have low portfolio turnover rates. The funds' investment advisor expects to make asset re-allocation decisions on a monthly basis, although it may make these decisions more frequently if warranted by market conditions. Although the funds are expected to have low portfolio turnover rates, the underlying funds may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders, including the funds, when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the underlying fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.


15 PROSPECTUS - FIRST AMERICAN STRATEGY FUNDS

ADDITIONAL INFORMATION
THE UNDERLYING FUNDS

The objectives, main investment strategies and main risks of the underlying funds are summarized below. There is no assurance that any of the underlying funds' investment objectives will be achieved. The investment objectives of the underlying funds, except for Prime Obligations Fund, may be changed without shareholder approval.

Additional information about the underlying funds is contained in their prospectuses and statements of additional information. You can obtain copies of these documents by writing to SEI Investments Distribution Co., Oaks, Pennsylvania 19456, or by calling 1-888-997-8728.

--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND

OBJECTIVE
Large Cap Growth Fund's primary objective is long-term growth of capital. Current income is a secondary objective of the fund.

MAIN INVESTMENT STRATEGIES
Under normal market conditions, Large Cap Growth Fund invests primarily (at least 65% of its total assets) in common stocks of companies that have market capitalizations of at least $5 billion at the time of purchase. The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

o   above average growth in revenue and earnings;

o   strong competitive position;

o   strong management; and

o   sound financial condition.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

MAIN RISKS
The main risks of investing in Large Cap Growth Fund include:

o   Risks of Common Stocks
    Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, growth stocks and/or large capitalization stocks may underperform the market as a whole.

o   Foreign Security Risk
    Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

o   Risks of Securities Lending
    The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
LARGE CAP VALUE FUND

OBJECTIVE
Large Cap Value Fund's primary objective is capital appreciation. Current income is a secondary objective of the fund.

MAIN INVESTMENT STRATEGIES
Under normal market conditions, Large Cap Value Fund invests primarily (at least 65% of its total assets) in common stocks of companies that cover a broad range of industries and that have market capitalizations of at least $5 billion at the time of purchase. In selecting stocks, the fund's advisor invests in securities that it believes:

o   are undervalued relative to other securities in the same industry or market;

o   exhibit good or improving fundamentals; and

o exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

MAIN RISKS
The main risks of investing in Large Cap Value Fund include:

o   Risks of Common Stocks
    Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, value stocks and/or large capitalization stocks may underperform the market as a whole.

o   Foreign Security Risk
    Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

o   Risks of Securities Lending
    The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.


16 PROSPECTUS - FIRST AMERICAN STRATEGY FUNDS

ADDITIONAL INFORMATION
THE UNDERLYING FUNDS (CONTINUED)

--------------------------------------------------------------------------------
MID CAP GROWTH FUND

OBJECTIVE
Mid Cap Growth Fund has an objective of growth of capital.

MAIN INVESTMENT STRATEGIES
Under normal market conditions, Mid Cap Growth Fund invests primarily (at least 65% of its total assets) in common stocks of mid cap companies, defined as companies that have market capitalizations at the time of purchase within the range of the market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies included in the Russell Midcap Index ranged from approximately $118 million to $10.3 billion.

The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

o   above average growth in revenue and earnings;

o   strong competitive position;

o   strong management; and

o   sound financial condition.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

MAIN RISKS
The main risks of investing in Mid Cap Growth Fund include:

o   Risks of Common Stocks
    Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, growth stocks and/or mid cap stocks may underperform the market as a whole.

o   Risks of Mid Cap Stocks
    While stocks of mid cap companies may be slightly less volatile than those of small cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

o   Foreign Security Risk
    Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

o   Risks of Securities Lending
    The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
MID CAP VALUE FUND

OBJECTIVE
Mid Cap Value Fund has an objective of capital appreciation.

MAIN INVESTMENT STRATEGIES
Under normal market conditions, Mid Cap Value Fund invests primarily (at least 65% of total assets) in common stocks of mid cap companies, defined as companies that have market capitalizations at the time of purchase within the range of the market capitalizations of companies constituting the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of the date of this prospectus, market capitalizations of companies included in the Russell Midcap Index ranged from approximately $118 million to $10.3 billion.

In selecting stocks, the fund's advisor invests in securities it believes:

o   are undervalued relative to other securities in the same industry or market;

o   exhibit good or improving fundamentals; and

o exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

MAIN RISKS
The main risks of investing in Mid Cap Value Fund include:


o   Risks of Common Stocks
    Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, value stocks and/or mid cap stocks may underperform the market as a whole.

o   Risks of Mid Cap Stocks
    While stocks of mid cap companies may be slightly less volatile than those of small cap companies, they still involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or the market averages in general.

o   Risks of Securities Lending
    The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.


17 PROSPECTUS - FIRST AMERICAN STRATEGY FUNDS

ADDITIONAL INFORMATION
THE UNDERLYING FUNDS (CONTINUED)

--------------------------------------------------------------------------------
SMALL CAP GROWTH FUND

OBJECTIVE
Small Cap Growth Fund has an objective of growth of capital.

MAIN INVESTMENT STRATEGIES
Under normal market conditions, Small Cap Growth Fund invests primarily (at least 65% of its total assets) in common stocks of small capitalization companies, defined as companies that have market capitalizations of less than $1 billion at the time of purchase. The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

o   above average growth in revenue and earnings;

o   strong competitive position;

o   strong management; and

o   sound financial condition.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

MAIN RISKS
The main risks of investing in Small Cap Growth Fund include:

o   Risks of Common Stocks
    Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, growth stocks and/or stocks of small capitalization companies may underperform the market as a whole.

o   Risks of Small Cap Stocks
    Stocks of small capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.

o   Foreign Security Risk
    Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

o   Risks of Securities Lending
    The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
SMALL CAP VALUE FUND

OBJECTIVE
Small Cap Value Fund has an objective of capital appreciation.

MAIN INVESTMENT STRATEGIES
Under normal market conditions, Small Cap Value Fund invests primarily (at least 65% of its total assets) in common stocks of small capitalization companies, defined as companies that have market capitalizations of less than $1 billion at the time of purchase. In selecting stocks, the fund's advisor invests in securities it believes:

o   are undervalued relative to other securities in the same industry or market;

o   exhibit good or improving fundamentals; and

o exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

MAIN RISKS
The main risks of investing in Small Cap Value Fund include:

o   Risks of Common Stocks
    Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, value stocks and/or stocks of small capitalization companies may underperform the market as a whole.

o   Risks of Small Cap Stocks
    Stocks of small capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of larger-capitalization companies, and they may be expected to do so in the future.

o   Risks of Securities Lending
    The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
EQUITY INCOME FUND

OBJECTIVE
Equity Income Fund's objective is long-term growth of capital and income.

MAIN INVESTMENT STRATEGIES
Under normal market conditions, Equity Income Fund invests primarily (at least 65% of its total assets) in equity securities of companies which the fund's investment advisor believes are characterized by:

o   the ability to pay above average dividends;

o   the ability to finance expected growth; and

o   strong management.

The fund will attempt to maintain a dividend that will grow quickly enough to keep pace with inflation. As a


18 PROSPECTUS - FIRST AMERICAN STRATEGY FUNDS

ADDITIONAL INFORMATION
THE UNDERLYING FUNDS (CONTINUED)

result, higher-yielding equity securities will generally represent the core holdings of the fund. However, the fund also may invest in lower-yielding, higher growth equity securities if the advisor believes they will help balance the portfolio. The fund's equity securities include common stocks and preferred stocks and corporate debt securities which are convertible into common stocks. All securities held by the fund will provide current income at the time of purchase.

The fund invests in convertible debt securities in pursuit of both long-term growth of capital and income. The securities' conversion features provide long-term growth potential, while interest payments on the securities provide income. The fund may invest in convertible debt securities without regard to their ratings, and therefore may hold convertible debt securities which are rated lower than investment grade.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

MAIN RISKS
The main risks of investing in Equity Income Fund include:

o   Risks of Common Stocks
    Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market.

o   Interest Rate Risk
    Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

o   Credit Risk
    An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

o   Risks of Non-Investment Grade Securities
    The fund may invest in securities which are rated lower than investment grade. These securities, which are commonly called "high-yield" securities or "junk bonds," generally have more volatile prices and carry more risk to principal than investment grade securities.

o   Foreign Security Risk
    Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risk of political or social instability or diplomatic developments that could adversely affect the securities.

--------------------------------------------------------------------------------
REAL ESTATE SECURITIES FUND

OBJECTIVE
Real Estate Securities Fund's objective is to provide above average current income and long-term capital appreciation.

MAIN INVESTMENT STRATEGIES
Under normal market conditions, Real Estate Securities Fund invests primarily (at least 65% of its total assets) in income producing common stocks of publicly traded companies engaged in the real estate industry. These companies derive at least 50% of their revenues or profits from the ownership, construction, management, financing or sale of real estate, or have at least 50% of the fair market value of their assets invested in real estate. In making investments, the fund's advisor will attempt to select securities that provide a dividend yield that exceeds the composite yield of the S&P 500.

A majority of the fund's total assets will be invested in real estate investment trusts (REITs). REITs are publicly traded corporations or trusts that acquire, hold and manage residential or commercial real estate. REITs generally can be divided into the following three types:

o equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains or real estate appreciation;

o mortgage REITs, which invest the majority of their assets in real estate mortgage loans and derive their income primarily from interest payments; and

o hybrid REITs, which combine the characteristics of equity REITs and mortgage REITs.

The fund expects to emphasize investments in equity REITs, although it may invest in all three kinds of REITs.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

MAIN RISKS
The main risks of investing in Real Estate Securities Fund include:

o   Risks of Common Stocks
    Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market.

o   Risks of the Real Estate Industry
    Because the fund invests primarily in the real estate industry, it is particularly susceptible to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future.

o   Risk of REITs
    There are risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs


19 PROSPECTUS - FIRST AMERICAN STRATEGY FUNDS

ADDITIONAL INFORMATION
THE UNDERLYING FUNDS (CONTINUED)

    are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders.

o   Risks of Non-Diversification
    The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, and because those issuers generally will be in the real estate industry, the fund's portfolio securities may be more susceptible to any single economic or regulatory occurrence than the portfolio securities of a diversified fund.

o   Risks of Securities Lending
    The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
EMERGING MARKETS FUND

OBJECTIVE
Emerging Markets Fund has an objective of long-term growth of capital.

MAIN INVESTMENT STRATEGIES
Under normal market conditions, Emerging Markets Fund invests primarily (at least 65% of its total assets) in equity securities from the world's emerging markets. Normally, the fund will invest in securities traded in at least six foreign countries.

A country is considered to have an "emerging market" if it has a relatively low gross national product per capita compared to the world's major economies, and the potential for rapid economic growth. Countries with emerging markets include:

o those that have an emerging stock market (as defined by the International Financial Corporation);

o   those with low-to middle-income economies (according to the World Bank); and

o   those listed in World Bank publications as "developing."

In choosing investments for the fund, the fund's sub-advisor generally places primary emphasis on country selection. This is followed by the selection of industries or sectors within or across countries and the selection of individual stocks within those industries or sectors. The fund is not subject to any restrictions on the size of the companies in which it invests and it may invest in smaller capitalization companies.

Equity securities in which the fund invests include common and preferred stock. In addition, the fund may invest in securities representing underlying international securities, such as American Depositary Receipts and European Depositary Receipts, and in securities of other investment companies.

In order to hedge against adverse movements in currency exchange rates, the fund may enter into forward foreign currency exchange contracts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

MAIN RISKS
The main risks of investing in Emerging Markets Fund include:

o   Risks of Equity Securities
    Equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the world market as a whole, or they may occur in only a particular country, company, industry or sector of the world market.

o   Risks of International Investing
    International investing involves risks not typically associated with domestic investing. Because of these risks, and because of the sub-advisor's ability to invest substantial portions of the fund's assets in a small number of countries, the fund may be subject to greater volatility than mutual funds that invest principally in domestic securities. Risks of international investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

o   Risks of Emerging Markets
    The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

o   Risks of Smaller Capitalization Companies
    Stocks of smaller capitalization companies involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or of market averages in general.

o   Risks of Foreign Currency Hedging Transactions
    If the sub-advisor's forecast of exchange rate movements is incorrect, the fund may realize losses on its foreign currency transactions. In addition, the fund's hedging transactions may prevent the fund from realizing the benefits of a favorable change in the value of foreign currencies.

o   Risks of Securities Lending
    The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.


20 PROSPECTUS - FIRST AMERICAN STRATEGY FUNDS

ADDITIONAL INFORMATION
THE UNDERLYING FUNDS (CONTINUED)

--------------------------------------------------------------------------------
INTERNATIONAL FUND

OBJECTIVE
International Fund has an objective of long-term growth of capital.

MAIN INVESTMENT STRATEGIES
Under normal market conditions, International Fund invests primarily (at least 65% of its total assets) in equity securities that trade in markets other than the United States. These securities generally are issued by companies:

o   that are domiciled in countries other than the United States; or

o that derive at least 50% of either their revenues or their pre-tax income from activities outside of the United States.

Normally, the fund will invest in securities traded in at least three foreign countries.

In choosing investments for the fund, the fund's sub-advisor generally places primary emphasis on country selection. This is followed by the selection of industries or sectors within or across countries and the selection of individual stocks within those industries or sectors. Investments are expected to be made primarily in developed markets and larger capitalization companies. However, the fund also has the ability to invest in emerging markets and smaller capitalization companies.

Equity securities in which the fund invests include common and preferred stock. In addition, the fund may invest in securities representing underlying international securities, such as American Depositary Receipts and European Depositary Receipts, and in securities of other investment companies.

In order to hedge against adverse movements in currency exchange rates, the fund may enter into forward foreign currency exchange contracts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

MAIN RISKS
The main risks of investing in International Fund include:

o   Risks of Equity Securities
    Equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the world market as a whole, or they may occur in only a particular country, company, industry or sector of the world market.

o   Risks of International Investing
    International investing involves risks not typically associated with domestic investing. Because of these risks, and because of the sub-advisor's ability to invest substantial portions of the fund's assets in a small number of countries, the fund may be subject to greater volatility than mutual funds that invest principally in domestic securities. Risks of international investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

o   Risks of Emerging Markets
    The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

o   Risks of Smaller Capitalization Companies
    Stocks of smaller capitalization companies involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or of market averages in general.

o   Risks of Foreign Currency Hedging Transactions
    If the sub-advisor's forecast of exchange rate movements is incorrect, the fund may realize losses on its foreign currency transactions. In addition, the fund's hedging transactions may prevent the fund from realizing the benefits of a favorable change in the value of foreign currencies.

o   Risks of Securities Lending
    The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------
FIXED INCOME FUND

OBJECTIVE
Fixed Income Fund's objective is to provide investors with high current income consistent with limited risk to capital.

MAIN INVESTMENT STRATEGIES
Under normal market conditions, Fixed Income Fund invests in investment grade debt securities, such as:

o U.S. government securities, (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities;

o   mortgage- and asset-backed securities; and

o   fixed and floating rate corporate debt obligations.

Fund managers select securities using a "top-down" approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.

Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund's advisor. At least 65% of the fund's debt securities must be either U.S. government securities or securities that have received at least an A or equivalent rating. Unrated securities will not exceed 25% of the fund's total assets.


21 PROSPECTUS - FIRST AMERICAN STRATEGY FUNDS

ADDITIONAL INFORMATION
THE UNDERLYING FUNDS (CONTINUED)

At least 65% of the fund's total assets will be invested in fixed rate obligations. The fund may invest up to 15% of its total assets in foreign securities payable in U.S. dollars.

Under normal market conditions the fund attempts to maintain a weighted average maturity for its portfolio securities of 15 years or less and an average effective duration of three to eight years.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions. It also may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

MAIN RISKS
The main risks of investing in Fixed Income Fund include:

o   Interest Rate Risk
    Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

    One measure of interest rate risk is effective duration, which measures how much the value of a security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other factors are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage-related securities, because the calculation requires assumptions about prepayment rates. For these reasons, the effective durations of funds which invest a significant portion of their assets in mortgage-related securities can be greatly affected by changes in interest rates.

o   Income Risk
    The fund's income could decline due to falling market interest rates.

o   Credit Risk
    An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

o   Call Risk
    During periods of falling interest rates, a bond issuer may "call" -- or repay -- its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

o   Risks of Mortgage- and Asset-Backed Securities
    Falling interest rates could cause faster than expected prepayments of the obligations underlying mortgage- and asset-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the obligations to decrease, extending the life of mortgage- and asset-backed securities with lower interest rates.

o   Foreign Security Risk
    Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

o   Risks of Dollar Roll Transactions
    The use of mortgage dollar rolls could increase the volatility of the fund's share price. It could also diminish the fund's investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.

--------------------------------------------------------------------------------
STRATEGIC INCOME FUND

OBJECTIVE
Strategic Income Fund's objective is to provide investors with a high level of current income.

MAIN INVESTMENT STRATEGIES
Under normal market conditions, the fund invests primarily (at least 65% of its total assets) in a combination of:

o securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and investment grade debt obligations issued by domestic issuers;

o high-yield (non-investment grade) debt obligations issued by domestic issuers and U.S. dollar denominated high-yield debt obligations issued by foreign issuers; and

o investment grade and non-U.S. dollar denominated high-yield debt obligations issued by foreign governments and other foreign issuers.

Based upon historical returns, the fund's advisor expects these three categories of investments to have different returns and risks under similar market conditions. The advisor relies on the differences in the expected performance of each category to manage risks by allocating the fund's portfolio among the three categories. The advisor also seeks to enhance the fund's performance by allocating more of its portfolio to the category that the advisor expects to offer the best balance between risk and return. Normally, the fund's assets will be invested in each of these three categories, with no more than 50% invested in any one category. However, the fund may from time to time invest up to 100% of its total assets in any one category if the advisor believes it will help the fund achieve its objective without undue risk to principal.

The fund's foreign investments may include investments in emerging markets.


22 PROSPECTUS - FIRST AMERICAN STRATEGY FUNDS

ADDITIONAL INFORMATION
THE UNDERLYING FUNDS (CONTINUED)

The fund's investments may include securities which do not pay interest currently, such as zero coupon securities and delayed interest securities. The fund also may invest in payment-in-kind bonds, where interest is paid in other securities rather than cash.

In addition to debt obligations, the fund may invest in preferred stock and in equity securities including common stock, convertible securities and warrants. These investments may be denominated in U.S. dollars or foreign currencies.

There is no minimum rating requirement for securities in which the fund may invest. In addition, there is no limitation on the average maturity or average effective duration of securities held by the fund.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions. It also may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

MAIN RISKS
The main risks of investing in Strategic Income Fund include:

o   Risks of High-Yield Securities
    A significant portion of the fund's portfolio may consist of lower-rated debt obligations, which are commonly called "high-yield" securities or "junk bonds." High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

o   Risks of Foreign Securities
    Investing in foreign securities involves risks not typically associated with U.S. investing. Risks of foreign investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions and foreign taxation.

o   Risks of Emerging Markets
    The fund may invest in emerging markets, where the risks of foreign investing are higher. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

o   Interest Rate Risk
    Debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities.

o   Income Risk
    The fund's income could decline due to falling market interest rates.

o   Credit Risk
    An issuer of debt securities may not make timely principal or interest payments on its securities, or the other party to a contract (such as a securities lending agreement) may default on its obligations.

o   Call Risk
    During periods of falling interest rates, a bond issuer may "call" -- or repay -- its high-yielding bonds before their maturity date. The fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

o   Market Risk
    The fund's investments may include common stock and warrants to purchase, or securities convertible into, common stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market.

o   Risks of Mortgage-Backed Securities
    Falling interest rates could cause faster than expected prepayments of the mortgages underlying mortgage-backed securities, which the fund would have to invest at lower interest rates. On the other hand, rising interest rates could cause prepayments of the mortgages to decrease, extending the life of mortgage-backed securities with lower interest rates.

o   Risks of Common Stocks
    The fund's investments may include common stock and warrants to purchase, or securities convertible into, common stocks. Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market.

o   Risks of Dollar Roll Transactions
    The use of mortgage dollar rolls could increase the volatility of the fund's share price. It could also diminish the fund's investment performance if the advisor does not predict mortgage prepayments and interest rates correctly.

--------------------------------------------------------------------------------
PRIME OBLIGATIONS FUND

OBJECTIVE
Prime Obligations Fund seeks maximum current income to the extent consistent with preservation of capital and maintenance of liquidity.

MAIN INVESTMENT STRATEGIES
Prime Obligations Fund invests in high-quality short-term debt obligations, including:

o securities issued by the U.S. government or one of its agencies or instrumentalities;

o U.S. dollar-denominated obligations of domestic and foreign banks with total assets of at least $500 million (including fixed and variable rate certificates of deposit, time deposits and bankers' acceptances);

o   commercial paper;

o   non-convertible corporate debt securities;

o   loan participation interests; and

o   repurchase agreements for the securities in which the fund may invest.


23 PROSPECTUS - FIRST AMERICAN STRATEGY FUNDS

ADDITIONAL INFORMATION
THE UNDERLYING FUNDS (CONTINUED)

When selecting securities for the fund, the portfolio managers use a "top-down" approach, looking first at general economic factors and market conditions, then at individual securities.

The fund may invest up to 25% of its total assets in dollar-denominated obligations of U.S. branches of foreign banks which are subject to the same regulation as U.S. banks. The fund also may invest up to 25% of its total assets, collectively, in dollar-denominated obligations of foreign branches of domestic banks, foreign banks and foreign corporations.

MAIN RISKS
The main risks of investing in Prime Obligations Fund include:

o Although the fund seeks to preserve the value of a shareholder's investment at $1.00 per share, it is possible to lose money by investing in the fund. A major change in interest rates or a default on a security or repurchase agreement held by the fund could cause the value of an investment in the fund to decline.

o The level of income a shareholder receives from the fund will be affected by movements in short-term interest rates.

o Foreign securities in which the fund invests, although dollar denominated, may present some additional risk. Political or social instability or diplomatic developments could adversely affect the securities. There is also the risk of possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on securities owned by the fund. In addition, there may be less public information available about foreign corporations and foreign banks and their branches.


24 PROSPECTUS - FIRST AMERICAN STRATEGY FUNDS

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS

The tables that follow present performance information about the shares of each fund. This information is intended to help you understand each fund's financial performance for the past five years or, if shorter, the period of the fund's operations. Some of this information reflects financial results for a single fund share. Total returns in the tables represent the rate that you would have earned or lost on an investment in a fund, assuming you reinvested all of your dividends and distributions.

This information has been audited by KPMG Peat Marwick LLP, independent auditors, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request.

AGGRESSIVE GROWTH FUND


                                                                        FISCAL YEAR ENDED SEPTEMBER 30,
                                                                            1998            1997(2)
-------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                       $ 12.58        $  10.00
                                                                           -------        --------
Investment Operations:
 Net Investment Income                                                        0.20            0.11
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                             (1.42)           2.58
                                                                           -------        --------
 Total From Investment Operations                                            (1.22)           2.69
                                                                           -------        --------
Less Distributions:
 Dividends (from net investment income)                                      (0.20)         (0.11)
 Distributions (from capital gains)                                          (0.05)             --
                                                                           -------        --------
 Total Distributions                                                         (0.25)         (0.11)
                                                                           -------        --------
Net Asset Value, End of Period                                             $ 11.11        $  12.58
                                                                           =======        ========
Total Return                                                                 (9.85)%         27.06%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                            $62,635        $ 13,725
Ratio of Expenses to Average Net Assets(1)                                    0.25%           0.60%(3)
Ratio of Net Income to Average Net Assets                                     1.66%           0.76%(3)
Ratio of Expenses to Average Net Assets (excluding waivers)(1)                0.87%           2.85%(3)
Ratio of Net Income (Loss) to Average Net Assets (excluding waivers)          1.04%          (1.49)%(3)
Portfolio Turnover Rate                                                        152%              7%
-------------------------------------------------------------------------------------------------------

(1)Expense ratios do not include expenses of the underlying funds.

(2)Commenced operations on October 1, 1996.

(3)Annualized.


25 PROSPECTUS - FIRST AMERICAN STRATEGY FUNDS

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS (CONTINUED)

GROWTH FUND

                                                                        FISCAL YEAR ENDED SEPTEMBER 30,
                                                                            1998            1997(2)
-------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                       $ 12.12        $   10.00
                                                                           -------        ---------
Investment Operations:
 Net Investment Income                                                        0.28             0.18
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                             (0.98)            2.12
                                                                           -------        ---------
 Total From Investment Operations                                            (0.70)            2.30
                                                                           -------        ---------
Less Distributions:
 Dividends (from net investment income)                                      (0.28)          (0.18)
 Distributions (from capital gains)                                          (0.09)              --
                                                                           -------        ---------
 Total Distributions                                                         (0.37)           (0.18)
                                                                           -------        ---------
Net Asset Value, End of Period                                             $ 11.05        $   12.12
                                                                           =======        =========
Total Return                                                                 (5.95)%          23.23%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                            $65,656        $  15,676
Ratio of Expenses to Average Net Assets(1)                                    0.25%            0.60%(3)
Ratio of Net Income to Average Net Assets                                     2.33%            1.61%(3)
Ratio of Expenses to Average Net Assets (excluding waivers)(1)                0.89%            2.62%(3)
Ratio of Net Income (Loss) to Average Net Assets (excluding waivers)          1.69%           (0.41)%(3)
Portfolio Turnover Rate                                                        143%               6%
-------------------------------------------------------------------------------------------------------

(1)Expense ratios do not include expenses of the underlying funds.

(2)Commenced operations on October 1, 1996.

(3)Annualized.


26 PROSPECTUS - FIRST AMERICAN STRATEGY FUNDS

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS (CONTINUED)

GROWTH AND INCOME FUND

                                                                   FISCAL YEAR ENDED SEPTEMBER 30,
                                                                       1998            1997(2)
--------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                 $  11.76         $  10.00
                                                                     --------         --------
Investment Operations:
 Net Investment Income                                                   0.35             0.26
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                        (0.59)            1.76
                                                                     --------         --------
 Total From Investment Operations                                       (0.24)            2.02
                                                                     --------         --------
Less Distributions:
 Dividends (from net investment income)                                 (0.35)           (0.26)
 Distributions (from capital gains)                                     (0.09)              --
                                                                     --------         --------
 Total Distributions                                                    (0.44)           (0.26)
                                                                     --------         --------
Net Asset Value, End of Period                                       $  11.08         $  11.76
                                                                     ========         ========
Total Return                                                            (2.18)%          20.47%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                      $207,907         $ 27,565
Ratio of Expenses to Average Net Assets(1)                               0.25%            0.60%(3)
Ratio of Net Income to Average Net Assets                                3.05%            2.59%(3)
Ratio of Expenses to Average Net Assets (excluding waivers)(1)           0.82%            2.10%(3)
Ratio of Net Income to Average Net Assets (excluding waivers)            2.48%            1.09%(3)
Portfolio Turnover Rate                                                   158%              37%
--------------------------------------------------------------------------------------------------

(1)Expense ratios do not include expenses of the underlying funds.

(2)Commenced operations on October 1, 1996.

(3)Annualized.


27 PROSPECTUS - FIRST AMERICAN STRATEGY FUNDS

ADDITIONAL INFORMATION
FINANCIAL HIGHLIGHTS (CONTINUED)

INCOME FUND

                                                                  FISCAL YEAR ENDED SEPTEMBER 30,
                                                                       1998           1997(2)
-------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                 $  10.82        $  10.00
                                                                     --------        --------
Investment Operations:
 Net Investment Income                                                   0.50            0.41
 Net Gains (Losses) on Investments
  (both realized and unrealized)                                         0.43            0.82
                                                                     --------        --------
 Total From Investment Operations                                        0.93            1.23
                                                                     --------        --------
Less Distributions:
 Dividends (from net investment income)                                 (0.50)          (0.41)
 Distributions (from capital gains)                                     (0.02)             --
                                                                     --------        --------
 Total Distributions                                                    (0.52)          (0.41)
                                                                     --------        --------
Net Asset Value, End of Period                                       $  11.23        $  10.82
                                                                     ========        ========
Total Return                                                             8.72%          12.51%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                      $116,779        $ 36,119
Ratio of Expenses to Average Net Assets(1)                               0.25%           0.60%(3)
Ratio of Net Income to Average Net Assets                                4.63%           4.39%(3)
Ratio of Expenses to Average Net Assets (excluding waivers)(1)           0.84%           2.00%(3)
Ratio of Net Income to Average Net Assets (excluding waivers)            4.04%           2.99%(3)
Portfolio Turnover Rate                                                   106%             29%
-------------------------------------------------------------------------------------------------

(1)Expense ratios do not include expenses of the underlying funds.

(2)Commenced operations on October 1, 1996.

(3)Annualized.


28 PROSPECTUS - FIRST AMERICAN STRATEGY FUNDS

FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information and annual and semiannual reports.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

ANNUAL AND SEMIANNUAL REPORTS
Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 1-888-997-8728. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC, or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009. For more information, call 1-800-SEC-0330.

Information about the funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the SEC's Internet site at http://www.sec.gov.


SEC file number: 811-07687


FASF-3000 (2/1999)

                                     Part B

                       FIRST AMERICAN STRATEGY FUNDS, INC.

                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 1, 1999

                                   INCOME FUND
                                   GROWTH FUND
                             GROWTH AND INCOME FUND
                             AGGRESSIVE GROWTH FUND

         This Statement of Additional Information relates to the funds named above (the "Funds"), each of which is a series of First American Strategy Funds, Inc. ("FASF"). This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Funds' current Prospectus dated February 1, 1999. This Statement of Additional Information is incorporated into the Funds' Prospectus by reference. To obtain copies of the Prospectus, write or call the Funds' distributor, SEI Investments Distribution Co., Oaks, Pennsylvania 19456, telephone: (888) 997-8728. Please retain this Statement of Additional Information for future reference.

                                TABLE OF CONTENTS

                                                                                                    PAGE
                                                                                                    ----
GENERAL INFORMATION....................................................................................1

INVESTMENT RESTRICTIONS OF THE FUNDS...................................................................1

ADDITIONAL INFORMATION CONCERNING INVESTMENTS
BY THE FUNDS AND THE UNDERLYING FUNDS..................................................................2
         Short-Term Investments........................................................................3
         Repurchase Agreements.........................................................................4
         When-Issued and Delayed Delivery Transactions.................................................4
         Lending of Portfolio Securities...............................................................5
         Options Transactions..........................................................................5
         Futures and Options on Futures................................................................7
         Securities of Foreign Banks and Branches......................................................8
         Foreign Securities............................................................................8
         Foreign Currency Transactions................................................................10
         REIT Securities..............................................................................11
         Mortgage-Backed Securities...................................................................12
         Asset-Backed Securities......................................................................15
         Debt Obligations.............................................................................15
         Debt Obligations Rated Less Than Investment Grade............................................15
         U.S. Government Securities...................................................................16
         Zero Coupon Securities.......................................................................16
         Floating Rate Corporate Debt Obligations.....................................................16
         Fixed Rate Corporate Debt Obligations........................................................16
         Participation Interests......................................................................17
         Fixed Income Securities -- Equity Funds......................................................17
         Payment-In-Kind Debentures and Delayed Interest Securities...................................17
         Preferred Stock..............................................................................18
         Loan Participations; Section 4(2) and Rule 144A Securities...................................18
         Credit Enhancement Agreements................................................................18
         Money Market Funds...........................................................................18

INVESTMENT RESTRICTIONS OF THE UNDERLYING FUNDS.......................................................19
         Restrictions Applicable to the Equity Funds, Strategic Income Fund and Fixed Income Fund.....19
         Restrictions Applicable to Prime Obligations Fund............................................20

DIRECTORS AND EXECUTIVE OFFICERS......................................................................22
         Directors....................................................................................22
         Executive Officers...........................................................................22
         Compensation.................................................................................23

INVESTMENT ADVISORY AND OTHER SERVICES FOR THE FUNDS..................................................24
         Investment Advisory Agreement................................................................24
         Administration Agreement.....................................................................25
         Distributor and Shareholder Service Plan and Agreement.......................................26
         Custodian; Transfer Agent; Counsel; Accountants..............................................26

INVESTMENT ADVISORY SERVICES FOR THE UNDERLYING FUNDS.................................................27
         Investment Advisory Agreements of the Underlying Funds.......................................27
         Sub-Advisory Agreements for Emerging Markets Fund, International Fund
         and Strategic Income Fund....................................................................28

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE....................................................29

CAPITAL STOCK.........................................................................................30

NET ASSET VALUE AND PUBLIC OFFERING PRICE.............................................................32

FUND PERFORMANCE......................................................................................32
         SEC Standardized Performance Figures.........................................................32
         Non-Standard Distribution Rates..............................................................34
         Certain Performance Comparisons..............................................................34

TAXATION..............................................................................................34

ADDITIONAL INFORMATION ABOUT SELLING SHARES...........................................................35
         By Telephone.................................................................................35
         By Mail  ....................................................................................36
         Redemption Before Purchase Instruments Clear.................................................36

RATINGS...............................................................................................36
         Ratings of Corporate Debt Obligations and Municipal Bonds....................................37
         Ratings of Preferred Stock...................................................................38
         Ratings of Commercial Paper..................................................................39
         Best's Rating System for Insurance Companies.................................................39

FINANCIAL STATEMENTS..................................................................................40

                               GENERAL INFORMATION

         First American Strategy Funds, Inc. ("FASF") was incorporated in the State of Minnesota on June 19, 1996. FASF is organized as a series fund and currently issues its shares in four series. Each series of shares represents a separate investment portfolio with its own investment objectives and policies (in essence, a separate mutual fund). The series of FASF to which this Statement of Additional Information relates are named on the cover hereof. These series are referred to in this Statement of Additional Information as the "Funds." Each of the Funds are open-end diversified investment companies.

         As described in the Funds' Prospectus, each Fund seeks to achieve its investment objectives by investing primarily in a variety of other mutual funds which are also advised by the Funds' investment advisor. These other mutual funds include Real Estate Securities Fund, Equity Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, International Fund, Mid Cap Growth Fund, Emerging Markets Fund, Strategic Income Fund and Fixed Income Fund, each of which is a series of First American Investment Funds, Inc. ("FAIF"), and Prime Obligations Fund, which is a series of First American Funds, Inc. ("FAF"). These other funds are referred to herein and in the Prospectus collectively as the "Underlying Funds." The first ten funds named above are referred to herein and in the Prospectus collectively as the "Equity Funds."

         The Bylaws of FASF provide that annual shareholders meetings are not required and that meetings of shareholders need only be held with such frequency as required under Minnesota law and the Investment Company Act of 1940 (the "1940 Act"). Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting power of all shares entitled to vote may demand a regular meeting of shareholders. Minnesota law further provides that a special meeting of shareholders may be called by a shareholder or shareholders holding 10% or more of the voting power of all shares entitled to vote, except that a special meeting for the purpose of considering any action to facilitate or effect a business combination, including any action to change or otherwise affect the composition of the board of directors for that purpose, must be called by 25% or more of the voting power of all shares entitled to vote. The 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions, for approval of all investment advisory agreements, and for the adoption of, and material increases in amounts payable under, Rule 12b-1 distribution plans.


                      INVESTMENT RESTRICTIONS OF THE FUNDS

         In addition to the investment objectives and policies set forth in the Prospectus and under the caption "Additional Information Concerning Investments by the Funds and the Underlying Funds" below, each of the Funds is subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 10 below are fundamental and cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund as defined in the 1940 Act, i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

         None of the investment restrictions set forth below shall be deemed to restrict any Fund from holding securities of investment companies which engage in the activities described in such investment restrictions. None of the investment restrictions set forth below shall be deemed to restrict any Fund from receiving, holding, and disposing of any securities received as a result of an in-kind redemption by an investment company whose shares are held by such Fund.

         None of the Funds will:

         1. Invest more than 25% of its total assets in any one industry, except for investment companies which are part of the "same group of investment companies" (as defined in Rule 11a-3 under the 1940 Act) as the Funds.

         2. Issue any senior securities (as defined in the 1940 Act), other than as set forth in restriction number 3 below and except to the extent that using options may be deemed to constitute issuing a senior security.

         3. Borrow money, except from banks for temporary or emergency purposes. The amount of such borrowing may not exceed 10% of the borrowing Fund's total assets. None of the Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions shall not be deemed the borrowing of money. (As a non-fundamental policy, no Fund will make additional investments while its borrowings exceed 5% of total assets.)

         4. Mortgage, pledge or hypothecate its assets, except in an amount not exceeding 15% of the value of its total assets to secure temporary or emergency borrowing.

         5.       Make short sales of securities.

         6. Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions.

         7. Purchase or sell physical commodities (including, by way of example and not by way of limitation, grains, oilseeds, livestock, meat, food, fiber, metals, petroleum, petroleum-based products or natural gas) or futures or options contracts with respect to physical commodities. This restriction shall not restrict any Fund from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures and options on futures with respect, in each case, to interest rates, currencies, stock indices, bond indices or interest rate indices) or any security which is collateralized or otherwise backed by physical commodities.

         8. Purchase or sell real estate or real estate mortgage loans, except that the Funds may invest in securities secured by real estate or interests therein or issued by companies that invest in or hold real estate or interests therein, and in mortgage-backed securities.

         9. Act as an underwriter of securities of other issuers, except to the extent a Fund may be deemed to be an underwriter, under Federal securities laws, in connection with the disposition of portfolio securities.

         10. Lend any of its assets, except portfolio securities representing up to one-third of the value of its total assets.

         The following restriction is non-fundamental and may be changed by FASF's Board of Directors without shareholder vote. None of the Funds will invest more than 15% of its net assets in all forms of illiquid investments.


                  ADDITIONAL INFORMATION CONCERNING INVESTMENTS
                      BY THE FUNDS AND THE UNDERLYING FUNDS

         The main investment strategies of the Funds and the Underlying Funds are set forth in such Funds' Prospectus. Additional information concerning such main investment strategies and other investment strategies which may be made by the Funds and the Underlying Funds is set forth under this caption. Additional information concerning the Funds' investment restrictions is set forth above under the caption "Investment Restrictions of the Funds," and additional information concerning the Underlying Funds' investment restrictions is set forth below under the caption "Investment Restrictions of the Underlying Funds."

         A percentage limitation on investments by an Underlying Fund stated in this section or in "Investment Restrictions of the Underlying Fund" is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on illiquid investment and borrowing. An Underlying Fund which is limited to investing in securities with specified ratings is not required to sell a security if its rating is reduced or discontinued after purchase, but the Underlying Fund may consider doing so. However, in no event will more than 5% of any Underlying Fund's net assets be invested in non-investment grade securities. Descriptions of the rating categories of Standard & Poor's Rating

Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") and Moody's Investors Services, Inc. ("Moody's") are contained in "Ratings" below.

SHORT-TERM INVESTMENTS

         The Funds and the Underlying Funds can invest in a variety of short-term instruments which are specified in their respective Prospectuses and Statement of Additional Information. Short-term investments may be entered into on a joint basis by the Funds, the Underlying Funds, and other funds advised by the U.S. Bank National Association, the Fund's investment advisor ("U.S. Bank" or the "Advisor"). These short-term investments include short-term obligations such as rated commercial paper and variable amount master demand notes; United states dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the United States Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of an Underlying Fund; securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to the advisory fee); and other similar high-quality short-term United States dollar-denominated obligations. The other mutual funds in which the Funds and the Underlying Funds may so invest include money market funds advised by the Advisor, subject to certain restrictions contained in an exemptive order issued by the Securities and Exchange Commission ("SEC") with respect thereto.

         The bank instruments in which Fixed Income Fund and Strategic Income Fund invests may also include Eurodollar Certificates of Deposit issued by foreign branches of United States or foreign banks; Eurodollar Time Deposits, which are United States dollar-denominated deposits in foreign branches of United States or foreign banks; and Yankee Certificates of Deposit, which are United States dollar-denominated certificates of deposit issued by United States branches of foreign banks and held in the United States. In each instance, Fixed Income Fund and Strategic Income Fund may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

         COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Subject to the limitations described in their respective Prospectus and Statement of Additional Information, the Funds and the Underlying Funds may purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") or Moody's Investors Service, Inc. ("Moody's"), or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. The Funds and the Underlying Funds also may invest in commercial paper that is not rated but that is determined by the Advisor to be of comparable quality to instruments that are so rated. For a description of the rating categories of Standard & Poor's and Moody's, see "Ratings" herein.

         BANKERS' ACCEPTANCES. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

         VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund or an Underlying Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund or an Underlying Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Advisor or, in the case of Emerging Markets Fund, International Fund and Strategic Income Fund, their respective sub-advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

REPURCHASE AGREEMENTS

         Each of the Underlying Funds may enter into repurchase agreements. A repurchase agreement involves the purchase by an Underlying Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Underlying Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Underlying Fund entering into the repurchase agreement) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), an Underlying Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Advisor or, in the case of Emerging Markets Fund and International Fund, their respective sub-advisor will monitor the creditworthiness of the firms with which the Underlying Funds enter into repurchase agreements. In the case of Strategic Income Fund, the Advisor and the Fund's investment sub-advisor will monitor the creditworthiness of the firms with which such Underlying Fund enters into repurchase agreements.

         The Underlying Funds' custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the appropriate Underlying Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

         Each of the Underlying Funds may purchase securities on a when-issued or delayed delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. An Underlying Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date.

         The purchase of securities on a when-issued or delayed delivery basis exposes an Underlying Fund to risk because the securities may decrease in value prior to delivery. In addition, an Underlying Fund's purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Underlying Fund's total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. However, the Underlying Funds will engage in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with their investment objectives, and not for the purpose of investment leverage. A seller's failure to deliver securities to an Underlying Fund could prevent the Underlying Fund from realizing a price or yield considered to be advantageous. Prime Obligations Fund will not purchase securities on a when-issued or delayed delivery basis if, as a result thereof, more than 15% of its net assets would be so invested.

         In connection with their ability to purchase securities on a when-issued or delayed delivery basis, Fixed Income Fund and Strategic Income Fund may enter into mortgage "dollar rolls" in which such Underlying Fund sells securities and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a future date. In a mortgage dollar roll, Fixed Income Fund and Strategic Income Fund give up the right to receive principal and interest paid on the securities sold. However, these Underlying Funds would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of Fixed Income Fund and Strategic Income Fund compared with what such performance would have been without the use of mortgage dollar rolls. Fixed Income Fund and Strategic Income Fund will hold and maintain in segregated accounts until the settlement date cash or liquid securities in an amount equal to the forward purchase price.

         When an Underlying Fund agrees to purchase securities on a when-issued or delayed delivery basis, its custodian will maintain in a segregated account cash or liquid securities in an amount sufficient to meet its purchase commitments. It may be expected that an Underlying Fund's net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because an Underlying Fund will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, its liquidity and the ability of its investment advisor or sub-advisor to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever exceeded 25% of the value of its total assets. Under normal market conditions, however, an Underlying Fund's commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its total assets.

LENDING OF PORTFOLIO SECURITIES

         In order to generate additional income, each of the Underlying Funds may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Underlying Funds will only enter into loan arrangements with broker-dealers, banks or other institutions which its advisor or, in the case of Emerging Markets Fund, International Fund and Strategic Income Fund, their respective investment sub-advisor has determined are creditworthy under guidelines established by the Board of Directors. In these loan arrangements, the Underlying Funds will receive collateral in the form of cash, United States Government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. Collateral is marked to market daily. If the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Underlying Fund. During the time portfolio securities are on loan, the borrower pays the lending Underlying Fund any dividends or interest paid on the securities. Loans are subject to termination by the lending Underlying Fund or the borrower at any time. While an Underlying Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The Underlying Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees (including fees paid to an affiliate of the Advisor) in connection with these loans which, in the case of U.S. Bank are 40% of the Funds' income from such securities lending transactions.

OPTIONS TRANSACTIONS

         PURCHASES OF PUT AND CALL OPTIONS. The Underlying Funds, other than Prime Obligations Fund, may purchase put and call options. Each of the Underlying Funds other than Prime Obligations Fund may purchase put and call options on securities and stock indices. Strategic Income Fund may purchase options on interest rate indices. Emerging Markets Fund, International Fund and Strategic Income Fund may purchase options on foreign currencies. Options on futures contracts are discussed below under "-- Futures and Options on Futures."

         OPTIONS ON SECURITIES. A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the "exercise price") at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the "premium" paid by the purchaser for the right to sell or buy.

         An Underlying Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, an Underlying Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, an Underlying Fund may purchase call options to hedge against an increase in the price of securities that the Underlying Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Underlying Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

         OPTIONS ON STOCK INDICES. Options on stock indices are similar to options on securities except that, rather than the right to take or make delivery of a specific security at a stated price, an option on a stock index gives the holder the right to receive, upon exercise of the option, a defined amount of cash if the closing value of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.

In particular, this amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements for stock index options are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks. The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the underlying stock index. A multiplier of 100 means that a one-point difference will yield $100. Options on different stock indices may have different multipliers.

         OPTION ON INTEREST RATE INDICES. An option on an interest rate index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the interest rate index upon which the option is based is greater than, in the case of a call, or lesser than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, for the premium received, to make delivery of this amount. Unlike interest rate futures options contracts, settlements for interest rate index options are always in cash. Gain or loss depends on price movements in the interest rate movements with respect to specific financial instruments. As with stock index options, the multiplier for interest rate index options determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current value of the underlying interest rate index. Options on different interest rate indices may have different multipliers.

         WRITING OF CALL OPTIONS. The Underlying Funds other than Prime Obligations Fund may write (sell) covered call options to the extent specified with respect to particular Underlying Funds as set forth herein. These transactions would be undertaken principally to produce additional income. Depending on the Underlying Fund, these transactions may include the writing of covered call options on equity securities or (only in the case of Emerging Markets Fund, International Fund and Strategic Income Fund) on foreign currencies which an Underlying Fund owns or has the right to acquire or on interest rate indices. These Underlying Funds (other than Emerging Markets Fund and International Fund) may write (sell) covered call options covering up to 25% of the equity securities owned by such Underlying Funds and, in the case of Emerging Markets Fund and International Fund, covering up to 50% of the equity securities owned by such Underlying Funds. Strategic Income Fund may write
(sell) covered call options on equity securities covering up to 25% of its net assets.

         When an Underlying Fund sells a covered call option, it is paid a premium by the purchaser. If the market price of the security covered by the option does not increase above the exercise price before the option expires, the option generally will expire without being exercised, and the Underlying Fund will retain both the premium paid for the option and the security. If the market price of the security covered by the option does increase above the exercise price before the option expires, however, the option is likely to be exercised by the purchaser. In that case the Underlying Fund will be required to sell the security at the exercise price, and it will not realize the benefit of increases in the market price of the security above the exercise price of the option.

         The writer (seller) of a call option has no control over when the underlying securities must be sold; the writer may be assigned an exercise notice at any time prior to the termination of the option. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. The writer of a call option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option on the same security as the option previously written. If an Underlying Fund was unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         The Equity Funds and Strategic Income Fund also may write call options on indices, the movements of which generally correlate with those of such respective Underlying Funds' portfolio holdings. These transactions, which would be undertaken principally to produce additional income, entail the risk of an imperfect correlation between movements of the index covered by the option and movements in the price of the applicable Underlying Fund's portfolio securities.

         LIMITATIONS. None of the Underlying Funds other than Mid Cap Growth Fund, Emerging Markets Fund and International Fund will invest more than 5% of the value of its total assets in purchased options, provided that options which are "in the money" at the time of purchase may be excluded from this 5% limitation. A call option is "in the money" if the exercise price is lower than the current market price of the underlying security or index, and a put option is "in the money" if the exercise price is higher than the current market price. An Underlying Fund's loss exposure in purchasing an option is limited to the sum of the premium paid and the commission or other transaction expenses associated with acquiring the option.

         The use of purchased put and call options involves certain risks. These include the risk of an imperfect correlation between market prices of securities held by an Underlying Fund and the prices of options, and the risk of limited liquidity in the event that an Underlying Fund seeks to close out an options position before expiration by entering into an offsetting transaction.

FUTURES AND OPTIONS ON FUTURES

         The Funds, as well as Fixed Income Fund, Emerging Markets Fund, International Fund and Strategic Income Fund, may engage in futures transactions and purchase options on futures. The Funds may purchase futures and options on futures contracts on securities. Emerging Markets Fund, International Fund and Strategic Income Fund may purchase futures and options on futures contracts on securities, stock indices or foreign currencies.

         A futures contract on a security obligates one party to purchase, and the other to sell, a specified security at a specified price on a date certain in the future. A futures contract on an index obligates the seller to deliver, and entitles the purchaser to receive, an amount of cash equal to a specific dollar amount times the difference between the value of the index at the expiration date of the contract and the index value specified in the contract. The acquisition of put and call options on futures contracts will, respectively, give a fund the right (but not the obligation), for a specified exercise price, to sell or to purchase the underlying futures contract at any time during the option period.

         At the same time a futures contract is purchased or sold, a Fund or Underlying Fund generally must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund or Underlying Fund would provide or receive cash that reflects any decline or increase in the contract's value. Futures transactions also involve brokerage costs and require a Fund or Underlying Fund to segregate liquid assets, such as cash, United States Government securities or other liquid high grade debt obligations, to cover its performance under such contracts.

         The Funds may use futures contracts and options or futures in order to remain effectively fully invested. In addition, these investment techniques may be used in order to re-allocate assets among asset categories while minimizing transaction costs; to maintain cash reserves while simulating full investment; to facilitate trading; or to seek higher investment returns when a futures contract is priced more attractively than the underlying security or index. In the case of the Underlying Funds, these investment techniques are designed primarily to hedge against anticipated future changes in market conditions or foreign exchange rates which otherwise might adversely affect the value of securities which an Underlying Fund holds or intends to purchase.

         Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a Fund's or Underlying Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed 1/3 of the market value of Emerging Market Fund's and International Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's and Underlying Fund's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

         Where a Fund or an Underlying Fund is permitted to purchase options on futures, its potential loss is limited to the amount of the premiums paid for the options. As stated above, this amount may not exceed 5% of a Fund's or Underlying Fund's total assets. Where a Fund or an Underlying Fund is permitted to enter into futures contracts obligating it to purchase securities, currency or an index in the future at a specified price, such Fund or Underlying Fund could lose 100% of its net assets in connection therewith if it engaged extensively in such transactions and if the market value or index value of the subject securities, currency or index at the delivery or settlement date fell to zero for all contracts into which a Fund or Underlying Fund was permitted to enter. Where an Underlying Fund is permitted to enter into futures contracts obligating it to sell securities or currencies (as is the case with respect only to Emerging Markets Fund, International Fund and Strategic Income Fund), its potential losses are unlimited if it does not own the securities or currencies covered by the contracts and it is unable to close out the contracts prior to the settlement date.

         A Fund or Underlying Fund may lose the expected benefit of futures transactions if interest rates, securities prices or foreign exchange rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund or Underlying Fund had not entered into any futures transactions. In addition, the value of an Underlying Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities and foreign currencies, limiting the Fund's or Underlying Fund's ability to hedge effectively against interest rate, foreign exchange rate and/or market risk and giving rise to additional risks. Because of the low margin requirements in the futures markets, they may be subject to market forces, including speculative activity, which do not affect the cash markets. There also is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

SECURITIES OF FOREIGN BANKS AND BRANCHES

         Prime Obligations Fund may invest in obligations of foreign branches of United States banks and United States branches of foreign banks. Various provisions of federal law governing the establishment and operation of domestic branches do not apply to foreign branches of domestic banks. Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as by governmental action in the country in which the foreign bank has its head office.

         Because the portfolio of Prime Obligations Fund's investments in taxable money market securities may contain securities of foreign branches of domestic banks, foreign banks, and United States branches of foreign banks, such Underlying Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund that invests only in debt obligations of United States banks. These risks may include future unfavorable political and economic developments and possible withholding taxes, seizure of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on securities owned by such Underlying Fund. Additionally, there may be less public information available about foreign banks and their branches. The Advisor carefully considers these factors when making investments. Prime Obligation Fund has agreed that, in connection with investment in securities issued by foreign banks, United States branches of foreign banks, and foreign branches of domestic banks, consideration will be given to the domestic marketability of such securities in light of these factors.

FOREIGN SECURITIES

         GENERAL. Under normal market conditions Emerging Markets Fund and International Fund each invests at least 65% of its total assets in equity securities which trade in markets other than the United States. Strategic Income Fund normally invests a significant portion of its assets in foreign government and foreign corporate debt obligations, and from time to time may invest up to 100% of its total assets in such obligations. In addition, the other Equity Funds may invest lesser proportions of their assets in securities of foreign issuers which are either listed on a United States securities exchange or represented by American Depositary Receipts.

         Fixed Income Fund may invest up to 15% of its total assets in foreign securities payable in United States dollars. These securities may include securities issued or guaranteed by (i) the government of Canada, any Canadian province, or any instrumentality or political subdivision thereof; (ii) any other foreign government, agency or instrumentality; (iii) foreign subsidiaries of United States corporations; and (iv) foreign banks having total capital and surplus at the time of investment of at least $1 billion. Such foreign bank or corporate securities must be rated by at least one major United States rating agency as having a quality not less than that which would be required for comparable domestic securities. In addition, Fixed Income Fund and Strategic Income Fund also may invest in Eurodollar Certificates of Deposit, Eurodollar Time Deposits and Yankee Certificates of Deposit as described under "-- Short-Term Instruments" above.

         Prime Obligations Fund may invest in United States dollar-denominated obligations of foreign banks, United States branches of foreign banks and foreign branches of United States banks.

         Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of United States domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by United States corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

         In addition, there may be less publicly available information about a foreign company than about a United States domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to United States domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of United States banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of United States banks and United States domestic issuers.

         EMERGING MARKETS. Emerging Markets Fund, Strategic Income Fund and, to a lesser degree, International Fund, may invest in securities issued by governmental and corporate issuers that are located in emerging market countries. Investing in securities of issuers in emerging markets involves exposure to economic infrastructures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging market countries that may affect investment in their markets include certain governmental policies that may restrict investment by foreigners and the absence of developed legal structures governing private and foreign investments and private property. The typical small size of the markets for securities issued by issuers located in emerging markets and the possibility of low or non-existent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities. In addition, issuers in emerging market countries are typically subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

         AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS. For many foreign securities, United States dollar-denominated American Depositary Receipts, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. American Depositary Receipts represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. American Depositary Receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in American Depositary Receipts rather than directly in foreign securities, the Equity Funds or Strategic Income Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United states for many American Depositary Receipts. The information available for American Depositary Receipts is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. Emerging Markets Fund, International Fund and Strategic Income Fund also may invest in European Depositary Receipts, which are receipts evidencing an arrangement with a European bank similar to that for American Depositary Receipts and which are designed for use in the European securities markets. European Depositary Receipts are not necessarily denominated in the currency of the underlying security.

         Certain American Depositary Receipts and European Depositary Receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

         Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges. Foreign markets also have different clearance and settlement procedures, and in some markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of Emerging Markets Fund, International Fund and Strategic Income Fund may be uninvested. In addition, settlement problems could cause Emerging Markets Fund, International Fund or Strategic Income Fund to miss attractive investment opportunities or to incur losses due to an inability to sell or deliver securities in a timely fashion. In the event of a default by an issuer of foreign securities, it may be more difficult for an Underlying Fund to obtain or to enforce a judgment against the issuer.

FOREIGN CURRENCY TRANSACTIONS

         Emerging Markets Fund, International Fund and Strategic Income Fund invest in securities which are purchased and sold in foreign currencies. The value of their assets as measured in United States dollars therefore may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Emerging Markets Fund, International Fund and Strategic Income Fund also will incur costs in converting United States dollars to local currencies, and vice versa.

         Emerging Markets Fund, International Fund and Strategic Income Fund will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell an amount of a specific currency at a specified price on a future date agreed upon by the parties. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

         Emerging Markets Fund, International Fund and Strategic Income Fund may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. These Underlying Funds may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date the Underlying Fund contracts to purchase or sell a security and the settlement date, or to "lock in" the United States dollar equivalent of a dividend or interest payment made in a foreign currency. They also may engage in "portfolio hedging" to protect against a decline in the value of its portfolio securities as measured in United States dollars which could result from changes in exchange rates between the United States dollar and the foreign currencies in which the portfolio securities are purchased and sold. Emerging Markets fund, International Fund and Strategic Income Fund also may hedge foreign currency exchange rate risk by engaging in currency futures and options transactions.

         Although a foreign currency hedge may be effective in protecting the Underlying Fund from losses resulting from unfavorable changes in exchange rates between the United States dollar and foreign currencies, it also would limit the gains which might be realized by the Underlying Fund from favorable changes in exchange rates. The applicable Underlying Fund's investment sub-advisor's decision whether to enter into currency hedging transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a hedging strategy, if undertaken, would be successful. To the extent that their respective investment sub-advisor's view regarding future exchange rates proves to have been incorrect, Emerging Markets Fund, International Fund and Strategic Income Fund may realize losses on their foreign currency transactions.

         As stated above, Emerging Markets Fund, International Fund and Strategic Income Fund may engage in a variety of foreign currency transactions in connection with their investment activities. These include forward foreign currency exchange contracts, foreign currency futures, and foreign currency options.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. These Underlying Funds will not enter into such forward contracts or maintain a net exposure in such contracts where the Underlying Funds would be obligated to deliver an amount of foreign currency in excess of the value of the Underlying Fund's securities or other assets denominated in that currency. The Underlying Funds will comply with applicable SEC announcements requiring them to segregate assets to cover the Underlying Fund's commitments with respect to such contracts. At the present time, these announcements generally require a fund with a long position in a forward foreign currency contract to establish with its custodian a segregated account containing cash or liquid high grade debt securities equal to the purchase price of the contract, and require a fund with a short position in a forward foreign currency contract to establish with its custodian a segregated account containing cash or liquid high grade debt securities that, when added to any margin deposit, equal the market value of the currency underlying the forward contract. These requirements will not apply where a forward contract is used in connection with the settlement of investment purchases or sales or where the position has been "covered" by entering into an offsetting position. The Underlying Funds generally will not enter into a forward contract with a term longer than one year except that Strategic Income Fund will not enter into a forward contract with a term longer than six months.

         FOREIGN CURRENCY FUTURES TRANSACTIONS. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of their financial futures transactions, Emerging Markets Fund, International Fund and Strategic Income Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, these Underlying Funds may be able to achieve many of the same objectives as through investing in forward foreign currency exchange contracts.

         FOREIGN CURRENCY OPTIONS. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buy may close its position during the option period in the secondary market for such options at any time prior to expiration.

         A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect Emerging Markets Fund, International Fund or Strategic Income Fund against an adverse movement in the value of a foreign currency, it would not limit the gain which might result from a favorable movement in the value of the currency. For example, if an Underlying Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Underlying Fund's gain would be offset in part by the premium paid for the option. Similarly, if an Underlying Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Underlying Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Underlying Fund could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

REIT SECURITIES

         A majority of Real Estate Securities Fund's total assets will be invested in securities of real estate investment trusts ("REITs"). REITs are publicly traded corporations or trusts that specialize in acquiring, holding, and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

         REITs generally can be classified as Equity REITs, Mortgage REITs and Hybrid REITs. An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and derives its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although Real Estate Securities Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

         Because Real Estate Securities Fund invests primarily in the real estate industry, it is particularly subject to risks associated with that industry. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry. Although Real Estate Securities Fund will operate as a non-diversified investment company under the 1940 Act, it intends to conduct its operations so as to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

         Because Real Estate Securities Fund may invest a substantial portion of its assets in REITs, it also is subject to risks associated with direct investments in REITs. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Code, by their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through Real Estate Securities Fund, a shareholder of Real Estate Securities Fund bears not only a proportionate share of the expenses of Real Estate Securities Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

MORTGAGE-BACKED SECURITIES

         Fixed Income Fund and Strategic Income Fund may invest in mortgage-backed securities which are Agency Pass-Through Certificates or collateralized mortgage obligations ("CMOs"), as described below. In addition, Strategic Income Fund may invest in private mortgage pass-through securities and in Real Estate Mortgage Investment Conduits ("REMICs").

         Agency Pass-Through Certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an Agency Pass-Through Certificate is an obligation of or guaranteed by GNMA, FNMA or FHLMC. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The guarantee of GNMA with respect to GNMA certificates is backed by the full faith and credit of the United States, and GNMA is authorized to borrow from the United States Treasury in an amount which is at any time sufficient to enable GNMA, with no limitation as to amount, to perform its guarantee.

         FNMA is a federally chartered and privately owned corporation organized and existing under federal law. Although the Secretary of the Treasury of the United States has discretionary authority to lend funds to FNMA, neither the United States nor any agency thereof is obligated to finance FNMA's operations or to assist FNMA in any other manner.

         FHLMC is a federally chartered corporation organized and existing under federal law, the common stock of which is owned by the Federal Home Loan Banks. Neither the United States nor any agency thereof is obligated to finance FHLMC's operations or to assist FHLMC in any other manner.

         The mortgage loans underlying GNMA certificates are partially or fully guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency Pass-Through Certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.

         The residential mortgage loans evidenced by Agency Pass-Through Certificates and upon which CMOs are based generally are secured by first mortgages on one- to four-family residential dwellings. Such mortgage loans generally have final maturities ranging from 15 to 30 years and provide for monthly payments in amounts sufficient to amortize their original principal amounts by the maturity dates. Each monthly payment on such mortgage loans generally includes both an interest component and a principal component, so that the holder of the mortgage loans receives both interest and a partial return of principal in each monthly payment. In general, such mortgage loans can be prepaid by the borrowers at any time without any prepayment penalty. In addition, many such mortgage loans contain a "due-on-sale" clause requiring the loans to be repaid in full upon the sale of the property securing the loans. Because residential mortgage loans generally provide for monthly amortization and may be prepaid in full at any time, the weighted average maturity of a pool of residential mortgage loans is likely to be substantially shorter than its stated final maturity date. The rate at which a pool of residential mortgage loans is prepaid may be influenced by many factors and is not predictable with precision.

         Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

         The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

         CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or Agency Pass-Through Certificates. The applicable Underlying Funds will invest only in CMOs which are rated in one of the four highest rating categories by a nationally recognized statistical rating organization or which are of comparable quality in the judgment of the Advisor or applicable investment sub-advisor. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and creditworthiness typically depend, among other factors, on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy.

         CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. For instance, holders may hold interests in CMO tranches called Z-tranches which defer interest and principal payments until one or other classes of the CMO have been paid in full. In addition, for example:

         * In a sequential-pay CMO structure, one class is entitled to receive all principal payments and prepayments on the underlying mortgage loans (and interest on unpaid principal) until the principal of the class is repaid in full, while the remaining classes receive only interest; when the first class is repaid in full, a second class becomes entitled to receive all principal payments and prepayments on the underlying mortgage loans until the class is repaid in full, and so forth.

         * A planned amortization class ("PAC") of CMOs is entitled to receive principal on a stated schedule to the extent that it is available from the underlying mortgage loans, thus providing a greater (but not absolute) degree of certainty as to the schedule upon which principal will be repaid.

         * An accrual class of CMOs provides for interest to accrue and be added to principal (but not be paid currently) until specified payments have been made on prior classes, at which time the principal of the accrual class (including the accrued interest which was added to principal) and interest thereon begins to be paid from payments on the underlying mortgage loans.

         * As discussed above with respect to Agency Pass-Through Certificates, an interest-only class of CMOs entitles the holder to receive all of the interest and none of the principal on the underlying mortgage loans, while a principal-only class of CMOs entitles the holder to receive all of the principal payments and prepayments and none of the interest on the underlying mortgage loans.

         * A floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the same direction and magnitude as changes in a specified index rate. An inverse floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as or in a multiple of, changes in a specified index rate. Floating rate and inverse floating rate classes also may be subject to "caps" and "floors" on adjustments to the interest rates which they bear.

         * A subordinated class of CMOs is subordinated in right of payment to one or more other classes. Such a subordinated class provides some or all of the credit support for the classes that are senior to it by absorbing losses on the underlying mortgage loans before the senior classes absorb any losses. A subordinated class which is subordinated to one or more classes but senior to one or more other classes is sometimes referred to as a "mezzanine" class. A subordinated class generally carries a lower rating than the classes that are senior to it, but may still carry an investment grade rating.

         REMICs are offerings of multiple class real estate mortgage-backed securities which qualify and elect treatment as such under provisions of the Internal Revenue Code. Issuers of REMICs may take several forms, such as trusts, partnerships, corporations, associations, or segregated pools of mortgages. Once REMIC status is elected and obtained, the entity is not subject to federal income taxation. Instead, income is passed through the entity and is taxed to the person or persons who hold interests in the REMIC. A REMIC interest must consist of one or more classes of "regular interests," some of which may offer adjustable rates of interest (the type in which Strategic Income Fund primarily invests), and a single class of "residual interests." To qualify as a REMIC, substantially all the assets of the entity must be in assets directly or indirectly secured principally by real property.

         It generally is more difficult to predict the effect of changes in market interest rates on the return on mortgage-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases. The return on interest-only and principal-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only and inverse floating rate mortgage-backed securities generally have greater risk than more conventional classes of mortgage-backed securities. None of the applicable Underlying Funds will invest more than 10% of their total fixed income assets in interest-only, principal-only, inverse interest only or inverse floating rate mortgage-backed securities.

ASSET-BACKED SECURITIES

         Fixed Income Fund and Strategic Income Fund may invest in asset-backed securities. Asset-backed securities generally constitute interests in, or obligations secured by, a pool of receivables other than mortgage loans, such as automobile loans and leases, credit card receivables, home equity loans and trade receivables. Asset-backed securities generally are issued by a private special-purpose entity. Their ratings and creditworthiness typically depend on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy, as well as on the credit quality of the underlying receivables and the amount and credit quality of any third-party credit enhancement supporting the underlying receivables or the asset-backed securities. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.

DEBT OBLIGATIONS

         Fixed Income Fund and Strategic Income Fund may invest in both investment grade and non-investment grade (lower-rated) bonds (which may be denominated in U.S. dollars or non-U.S. currencies) and other debt obligations issued by domestic and foreign corporations and other private issuers. There are no minimum rating requirements for these investments by the Fund. Fixed Income Fund's and Strategic Income Fund's investments may include U.S. dollar denominated debt obligations known as "Brady Bonds," which are issued for the exchange of existing commercial bank loans to foreign entities for new obligations that are generally collateralized by zero coupon Treasury securities having the same maturity. From time to time, the Fixed Income Fund's and Strategic Income Fund's portfolio may consist primarily of lower-rated (i.e., rated Ba or lower by Moody's, or BB or lower by Standard & Poor's) corporate debt obligations, which are commonly referred to as "junk bonds." Certain debt obligations in which the Fund invests may involve equity characteristics. The Funds may, for example, invest in unit offerings that combine debt securities and common stock equivalents such as warrants, rights and options. It is anticipated that the majority of the value attributable to the unit will relate to its debt component.

         The prices and yields of non-investment grade securities generally fluctuate more than investment grade securities, and such prices may decline significantly.

DEBT OBLIGATIONS RATED LESS THAN INVESTMENT GRADE

         The "equity securities" in which certain Underlying Funds may invest include corporate debt obligations which are convertible into common stock. These convertible debt obligations may include obligations rated as low as CCC by Standard & Poor's or Caa by Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. Debt obligations rated BB, B or CCC by Standard & Poor's or Ba, B or Caa by Moody's are considered to be less than "investment grade" and are sometimes referred to as "junk bonds."

         Participation in non-investment grade securities globally involves greater returns in the form of higher average yields. Yields on less than investment grade debt obligations will fluctuate over time. The prices of such obligations have been found to be less sensitive to interest rate changes than higher rated obligations, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of less than investment grade debt obligations.

         In addition, the secondary trading market for less than investment grade debt obligations may be less developed than the market for investment grade obligations. This may make it more difficult for an Underlying Fund to value and dispose of such obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of less than investment grade obligations, especially in a thin secondary trading market.

         Certain risks also are associated with the use of credit ratings as a method for evaluating less than investment grade debt obligations. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of such obligations. In addition, credit rating agencies may not timely change credit ratings to reflect current events. Thus, the success of a Fund's use of less than investment grade convertible debt obligations may be more dependent on its Advisor's own credit analysis than is the case with investment grade obligations.

U.S. GOVERNMENT SECURITIES

         The U.S. government securities in which Fixed Income Fund and Strategic Income Fund may invest are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The U.S. government securities in which such Underlying Funds invest principally are:

         * direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

         *        notes, bonds, and discount notes issued and guaranteed by U.S.
                  government agencies and instrumentalities supported by the full faith and credit of the United States;

         * notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and

         * notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities.

         The government securities in which Fixed Income Fund and Strategic Income Fund may invest are backed in a variety of ways by the U.S. government or its agencies or instrumentalities. Some of these securities such as GNMA mortgage-backed securities are backed by the full faith and credit of the U.S. government. Other securities, such as obligations of the FNMA or FHLMC are backed by the credit of the agency or instrumentality issuing the obligations but not the full faith and credit of the U.S. government.

ZERO COUPON SECURITIES

         Fixed Income Fund and Strategic Income Fund may invest in zero coupon, fixed income securities. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall.

FLOATING RATE CORPORATE DEBT OBLIGATIONS

         Fixed Income Fund may invest in floating rate securities. Strategic Income Fund expects to invest in floating rate corporate debt obligations, including increasing rate securities. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Common utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities.

FIXED RATE CORPORATE DEBT OBLIGATIONS

         Fixed Income Fund and Strategic Income Fund will also invest in fixed rate securities. Fixed Income Fund invests at least 65% of its total assets in fixed rate obligations. Fixed rate securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities, as described above, behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

PARTICIPATION INTERESTS

         Strategic Income Fund may acquire participation interests in senior, fully secured floating rate loans that are made primarily to U.S. companies. Strategic Income Fund's investments in participation interests are subject to its limitation on investments in illiquid securities. Strategic Income Fund may purchase only those participation interests that mature in one year or less, or, if maturing in more than one year, have a floating rate that is automatically adjusted at least once each year according to a specified rate for such investments, such as a published interest rate of interest rate index. Participation interests are primarily dependent upon the creditworthiness of the borrower for payment of interest and principal. Such borrowers may have difficulty making payments and may have senior securities rated as low as C by Moody's, or D by Standard & Poor's.

FIXED INCOME SECURITIES -- EQUITY FUNDS

         The fixed income securities in which the Equity Funds may invest include securities issued or guaranteed by the United States Government or its agencies or instrumentalities, nonconvertible preferred stocks, nonconvertible corporate debt securities, and short-term obligations of the kinds described above under "-- Short-Term Investments." Investments in nonconvertible preferred stocks and nonconvertible corporate debt securities will be limited to securities which are rated at the time of purchase not less than BBB by Standard & Poor's or Baa by Moody's (or equivalent short-term ratings), or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Equity Funds' investment advisor. Obligations rated BBB, Baa or their equivalent, although investment grade, have speculative characteristics and carry a somewhat higher risk of default than obligations rated in the higher investment grade categories.

         In addition, Equity Income Fund may invest up to 25% of its total assets, and each of the other Equity Funds may invest up to 5% of its net assets, in less than investment grade convertible debt obligations.

         The fixed income securities specified above are subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines int he value of debt securities held by an Underlying Fund); (ii) credit risk (the risk that the issuers of debt securities held by an Underlying Fund default in making required payments); and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring an Underlying Fund to reinvest the prepayment at a lower interest rate).

PAYMENT-IN-KIND DEBENTURES AND DELAYED INTEREST SECURITIES

         Strategic Income Fund may invest in debentures the interest on which may be paid in other securities rather than cash ("PIKs"). Typically, during a specified term prior to the debenture's maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in debentures, common stock or other instruments (i.e., "in kind" rather than in cash). The type of instrument in which interest may or will be paid would be known by Strategic Income Fund at the time of investment. While PIKs generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause Strategic Income Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.

         Unlike PIKs, delayed interest securities do not pay interest for a specified period. Because values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly, they may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall.

PREFERRED STOCK

         The Equity Funds and Strategic Income Fund may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

         Although Fixed Income Fund will not make direct purchases of common or preferred stocks or rights to acquire common or preferred stocks, it may invest in debt securities which are convertible into or exchangeable for, or which carry warrants or other rights to acquire, such stocks. Equity interest acquired through conversion, exchange or exercise of rights to acquire stock will be disposed of by Fixed Income Fund as soon as practicable in an orderly manner.

LOAN PARTICIPATIONS; SECTION 4(2) AND RULE 144A SECURITIES

         The loan participation interests in which Prime Obligations Fund may invest represent pro rata undivided interests in an underlying bank loan. Participation interests, like the underlying loans, may have fixed, floating, or variable rates of interest. The bank selling a participation interest generally acts as a mere conduit between its borrower and the purchasers of interests in the loan. The purchaser of an interest generally does not have recourse against the bank in the event of a default on the underlying loan. Therefore, the credit risk associated with such instruments is governed by the creditworthiness of the underlying borrowers and not by the banks selling the interests. Loan participation interests that can be sold within a seven-day period are deemed by the Underlying Fund's investment advisor to be liquid investments. If a loan participation interest is restricted from being sold within a seven-day period, then it, as a fundamental policy, will be limited, together with other illiquid investments, to not more than 10% of Prime Obligations Fund's total assets. Commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933 and corporate obligations qualifying for resale to certain "qualified institutional buyers" pursuant to Rule 144A under the Securities Act of 1933 meet the criteria for liquidity established by the Board of Directors are deemed to be liquid. Consequently, Prime Obligations Fund does not intend to subject such securities to the limitation applicable to restricted securities.

CREDIT ENHANCEMENT AGREEMENTS

         Prime Obligations Fund may arrange for guarantees, letters of credit, or other forms of credit enhancement agreements (collectively, "Guarantees") for the purpose of further securing the payment of principal and/or interest on Prime Obligation Fund's investment securities. Although each investment security, at the time it is purchased, must meet Prime Obligations Fund's creditworthiness criteria, Guarantees sometimes are purchased from banks and other institutions (collectively, "Guarantors") when Prime Obligations Fund's investment advisor, through yield and credit analysis, deems that credit enhancement of certain of Prime Obligations Fund's securities is advisable. As a non-fundamental policy, Prime Obligations Fund will limit the value of all investment securities issued or guaranteed by each Guarantor to not more than 10% of the value of Prime Obligations Fund's total assets.

MONEY MARKET FUNDS

         When an Underlying Fund is permitted to invest a portion of its assets in securities of other mutual funds which invest primarily in debt obligations with remaining maturities of 13 months or less (i.e., in money market funds), the other funds in which it is permitted to invest include money market funds advised by the Underlying Fund's investment advisor. Investments by the Underlying in money market funds advised by such advisor are subject to certain restrictions contained in an exemptive order issued by the SEC with respect thereto. Where Prime Obligations Fund invests in other money market funds, the permitted investments of such other money market funds must constitute permitted investments of Prime Obligations Fund.

                 INVESTMENT RESTRICTIONS OF THE UNDERLYING FUNDS

RESTRICTIONS APPLICABLE TO THE EQUITY FUNDS, STRATEGIC INCOME FUND AND FIXED INCOME FUND

         In addition to the investment objectives and policies set forth in the Prospectus and under the caption "Additional Information Concerning Investments by the Funds and the Underlying Funds" above, the Equity Funds, Strategic Income Fund and Fixed Income Fund are subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 9 below are fundamental and cannot be changed with respect to any of these Underlying Funds without approval by the holders of a majority of the outstanding shares of the applicable Underlying Fund as defined in the 1940 Act.

         None of the Equity Funds, Strategic Income Fund or Fixed Income Fund will:

         1. Invest in any securities if, as a result, 25% or more of the value of its total assets would be invested in the securities of issuers conducting their principal business activities in any one industry, except that Real Estate Securities Fund will invest without restriction in issuers principally engaged in the real estate industry. This restriction does not apply to securities of the United States Government or its agencies and instrumentalities or repurchase agreements relating thereto.

         2. Issue any senior securities (as defined in the 1940 Act), other than as set forth in restriction number 3 below and except to the extent that using options or purchasing securities on a when-issued basis may be deemed to constitute issuing a senior security.

         3. Borrow money, except from banks for temporary or emergency purposes. The amount of such borrowing may not exceed 10% of the borrowing Fund's total assets except that Strategic Income Fund may borrow up to one-third of its total assets and pledge up to 15% of its total assets to secure such borrowings. None of these Underlying Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed-delivery basis shall not be deemed the borrowing of money. (As a non-fundamental policy, no such Underlying Fund will make additional investments while its borrowings exceed 5% of total assets.)

         4.       Make short sales of securities.

         5. Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions and except, in the case of Small Cap Growth Fund, Emerging Markets Fund, International Fund and Strategic Income Fund, as may be necessary to make margin payments in connection with foreign currency futures and other derivative transactions.

         6. Purchase or sell physical commodities (including, by way of example and not by way of limitation, grains, oilseeds, livestock, meat, food, fiber, metals, petroleum, petroleum-based products or natural gas) or futures or options contracts with respect to physical commodities. This restriction shall not restrict any of these Underlying Funds from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures and options on futures with respect, in each case, to interest rates, currencies, stock indices, bond indices or interest rate indices) or any security which is collateralized or otherwise backed by physical commodities.

         7. Purchase or sell real estate or real estate mortgage loans, except that these Underlying Funds may invest in securities secured by real estate or interests therein or issued by companies that invest in or hold real estate or interests therein, and except that Fixed Income Fund, Real Estate Securities Fund, Small Cap Growth Fund, International Fund and Strategic Income Fund may invest in mortgage-backed securities.

         8. Act as an underwriter of securities of other issuers, except to the extent such an Underlying Fund may be deemed to be an underwriter, under Federal securities laws, in connection with the disposition of portfolio securities.

         9. Lend any of its assets, except portfolio securities representing up to one-third of the value of their total assets.

         The following restriction is non-fundamental and may be changed by FAIF's Board of Directors without shareholder vote. None of the Equity Funds, Strategic Income Fund or Fixed Income Fund will invest more than 15% of its net assets in all forms of illiquid investments.

         For determining compliance with its investment restriction relating to industry concentration, each such Underlying Fund classifies asset-backed securities in its portfolio in separate industries based upon a combination of the industry of the issuer or sponsor and the type of collateral. The industry of the issuer or sponsor and the type of collateral will be determined by the Underlying Fund's investment advisor. For example, an asset-backed security known as "Money Store 94D A2" would be classified as follows: the issuer or sponsor of the security is The Money Store, a personal finance company, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Personal Finance Companies -- Automobile. Similarly, an asset-backed security known as "Midlantic Automobile Grantor Trust 1992-1 B" would be classified as follows: the issuer or sponsor of the security is Midlantic National Bank, a banking organization, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Banks -- Automobile. Thus, an issuer or sponsor may be included in more than one "industry" classification, as may a particular type of collateral.

RESTRICTIONS APPLICABLE TO PRIME OBLIGATIONS FUND

         In addition to the investment objectives and policies set forth in the Prospectus and under the caption "Additional Information Concerning Investments by the Funds and the Underlying Funds" above, Prime Obligations Fund is subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 12 below are fundamental and cannot be changed without approval by the holders of a majority of the outstanding shares of Prime Obligations Fund as defined in the 1940 Act. See "Investment Restrictions of the Underlying Funds" above.

         Prime Obligations Fund may not:

         1. Purchase common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds, or industrial revenue bonds (except through the purchase of obligations referred to under "Fund Summaries" in Prime Obligations Fund's Prospectus).

         2. Borrow money except from banks for temporary or emergency purposes for the purpose of meeting redemption requests which might otherwise require the untimely disposition of securities. Borrowing in the aggregate may not exceed 10% of the value of Prime Obligations Fund's total assets (including the amount borrowed) valued at the lesser of cost or market less liabilities (not including the amount borrowed) at the time the borrowing is made. The borrowings will be repaid before any additional investments are made. However, even with such authority to borrow money, there is no assurance that Prime Obligations Fund will not have to dispose of securities on an untimely basis to meet redemption requests.

         3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 15% of the value of its total assets but only to secure borrowings for temporary or emergency purposes.

         4.       Sell securities short or purchase securities on margin.

         5. Write or purchase put or call options, except that Prime Obligations Fund may write or purchase put or call options in connection with the purchase of variable rate certificates of deposit described below.

         6. Underwrite the securities of other issuers except to the extent Prime Obligations Fund may be deemed to be an underwriter, under federal securities laws, in connection with the disposition of portfolio securities, or purchase securities with contractual or other restrictions on resale.

         7. Invest more than 10% of its net assets in illiquid assets, including, without limitation, time deposits and repurchase agreements maturing in more than seven days.

         8. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests.

         9. Lend money to others except through the purchase of debt obligations of the type which Prime Obligations Fund is permitted to purchase (see "Additional Information Concerning Investments by the Funds and the Underlying Funds" above and "Fund Summaries" in the Fund's Prospectus).

         10. Invest 25% or more of its assets in the securities of issuers in any single industry; provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the United States, its agencies or instrumentalities, or obligations of domestic commercial banks, excluding for this purpose, foreign branches of domestic commercial banks. As to utility companies, gas, electric, water, and telephone companies are considered as separate industries. As to finance companies, the following two categories are each considered a separate industry: (A) business credit institutions, such as Honeywell Finance Corporation and General Electric Credit Corp., and (B) personal credit institutions, such as Sears Roebuck Acceptance Corp. and Household Finance Corporation.

         11.      Invest in companies for the purpose of exercising control.

         12. Purchase or retain the securities of any issuer if any of the officers or directors of Prime Obligations Fund or its investment advisor owns beneficially more than 1/2 of 1% of the securities of such issuer and together own more than 5% of the securities of such issuer.

         In connection with Prime Obligations Fund's purchase of variable rate certificates of deposit ("CDs"), it may enter into agreements with banks or dealers allowing Prime Obligations Fund to resell the certificates to the bank or dealer, at Prime Obligations Fund's option. Time deposits which may be purchased by Prime Obligations Fund are deposits held in foreign branches of United States banks which have a specified term or maturity. Prime Obligations Fund purchases CDs from only those domestic savings and loan institutions which are regulated by the Office of Thrift Supervision and the Federal Deposit Insurance Corporation ("FDIC"), and whose deposits are insured by either the Savings Association Insurance Fund or the Bank Insurance Fund, each of which is administered by the FDIC. However, because Prime Obligations Fund purchases large denomination CDs, it does not expect to benefit materially from such insurance. The policies described in this paragraph are non-fundamental and may be changed by FAF's Board of Directors.

         In addition, Prime Obligations Fund is subject to the provisions of Rule 2a-7 under the 1940 Act, which require, among other things, that the Fund invest exclusively in securities that mature within 397 days from the date of purchase as determined pursuant to Rule 2a-7, that it maintains an average weighted maturity of not more than 90 days, and that it invests only in United States dollar-denominated investments that meet specified credit quality standards.

                        DIRECTORS AND EXECUTIVE OFFICERS

         The directors and executive officers of FASF are listed below, together with their business addresses and their principal occupations during the past five years. Directors who are "interested persons" (as that term is defined in the 1940 Act) of FASF are identified with an asterisk.

DIRECTORS

         Robert J. Dayton, 5140 Norwest Center, Minneapolis, Minnesota 55402:
Director of FAF since December 1994 and of First American Investment Funds, Inc. ("FAIF") since September 1994 and of First American Strategy Funds, Inc. ("FASF") since June 1996; Chairman (1989-1993) and Chief Executive Officer (1993-present), Okabena Company (private family investment office). Age: 55.

         Roger A. Gibson, 1020 15th Street, Ste. 41A, Denver, Colorado 80202:
Director of FAF, FAIF and FASF since October 1997; Vice President North America-Mountain Region for United Airlines since June 1995; prior to his current position, served most recently as Vice President Customer Service for United Airlines in the West Region in San Francisco and the Mountain Region in Denver, Colorado; employee at United Airlines since 1967. Age: 51.

         David T. Bennett, 3400 City Center, 33 South Sixth Street, Minneapolis, Minnesota 55402: Director of FAIF, FAF and FASF since August 1998; Of Counsel, Gray, Plant, Mooty, Mooty & Bennett P.A. Prior to August 1998, Mr. Bennett served as a director of Piper Funds Inc., Piper Funds Inc. II, Piper Global Funds Inc., Piper Institutional Funds Inc., and various other Piper closed-end investment companies. Age 56.

         Andrew M. Hunter III, 537 Harrington Road, Wayzata, Minnesota 55391:
Director of FAIF, FAF and FASF since January 1997; Chairman of Hunter, Keith Industries, a diversified manufacturing and services management company, since 1975. Age: 50.

         Leonard W. Kedrowski, 16 Dellwood Avenue, Dellwood, Minnesota 55110:
Director of FAF and FAIF since November 1993 and of FASF since June 1996; President and owner of Executive Management Consulting, Inc., a management consulting firm; Vice President, Chief Financial Officer, Treasurer, Secretary and Director of Anderson Corporation, a large privately-held manufacturer of wood windows, from 1983 to October 1992. Age: 56.

         * Robert L. Spies, 4715 Twin Lakes Avenue, Brooklyn Center, Minnesota 55429: Director of FAIF, FAF and FASF since January 31, 1997; employed by First Bank System, Inc. and subsidiaries from 1957 to January 31, 1997, most recently as Vice President, First Bank National Association. Age: 63.

         Joseph D. Strauss, 8617 Edenbrook Crossing, # 443, Brooklyn Park, Minnesota 55443: Director of FAF since 1984 and of FAIF since April 1991 and of FASF since June 1996; Chairman of FAF's and FAIF's Boards from 1993 to September 1997 and of FASF's Board from June 1996 to September 1997; President of FAF and FAIF from June 1989 to November 1989; Owner and President, Strauss Management Company, since 1993; Owner and President, Community Resource Partnerships, Inc., a community business retention survey company, since 1992; attorney-at-law.
Age: 57.

         Virginia L. Stringer, 712 Linwood Avenue, St. Paul, Minnesota 55105:
Director of FAIF since August 1987 and of FAF since April 1991 and of FASF since June 1996; Chair of FAIF's, FAF's and FASF's Boards since September 1997; Owner and President, Strategic Management Resources, Inc. since 1993; formerly President and Director of The Inventure Group, a management consulting and training company, President of Scott's, Inc., a transportation company, and Vice President of Human Resources of The Pillsbury Company. Age: 53.

EXECUTIVE OFFICERS

         Mark Nagle, SEI Investments Company, Oaks, Pennsylvania 19456; President of FAIF, FAF and FASF since September 1998; Vice President of the Administrator and Distributor since November 1996; Vice President of Fund Accounting, BISYS Fund Services, Inc., from November 1995 to November 1996; Senior Vice President, Fidelity Investments, prior to November 1995. Age: 40.

         Joseph M. O'Donnell, Vice President and Assistant Secretary of FAIF, FAF and FASF beginning in February 1998; Vice President and Assistant Secretary of the Administrator and Distributor since January 1998; Vice President and General Counsel, FPS Services, Inc. from 1993 to 1997; Staff Counsel and Secretary, Provident Mutual Family of Funds from 1990 to 1993. Age: 45.

         Michael G. Beattie, SEI Investments Company, Oaks, Pennsylvania 19456; Controller and Assistant Treasurer of FAIF, FAF and FASF since December 1997; Associate Director, Fund Accounting, SEI Investments Company since July 1997; prior to his current position, served most recently as Fund Accounting Manager of SEI (1993-1997); Registered Representative, First Investors, from 1988 to 1990. Age: 33.

         Lydia A. Gavalis, SEI Investments Company, Oaks, Pennsylvania 19456; Vice President and Assistant Secretary of FAIF, FAF and FASF, and Vice President and Assistant Secretary of the Administrator and the Distributor each since January 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange from 1989 to 1998. Age: 35.

         Lynda J. Streigel, SEI Investments Company, Oaks, Pennsylvania 19456; Vice President and Assistant Secretary of FAIF, FAF and FASF, and Vice President and Assistant Secretary of the Administrator and the Distributor since January 1998; Senior Asset Management Counsel, Barnett Banks, Inc. from 1993 to 1997; Partner, Groom and Nordberg, Chartered from 1996 to 1997; and Associate General Counsel, Riggs Bank, N.A. from 1992 to 1995.
Age: 51.

         Kathy Heilig, SEI Investments Company, Oaks, Pennsylvania 19456; Vice President and Assistant Secretary of FAIF, FAF and FASF, and Treasurer of SEI Investments Company since 1997; Assistant Controller of SEI Investments Company from 1995 to 1997; and Vice President of SEI Investments Company from 1991 to 1995.
Age: 41.

         James R. Foggo, SEI Investments Company, Oaks, Pennsylvania 19456; Vice President and Assistant Secretary of FAIF, FAF and FASF since September 1998; Vice President and Assistant Secretary of the Administrator and Distributor since September 1998; Associate Attorney, Paul, Weiss, Rifkind, Wharton and Garrison from January 1998 to August 1998; Associate Attorney, Baker & McKenzie from January 1995 to January 1998. Age: 34.

         Michael J. Radmer, 220 South Sixth Street, Minneapolis, Minnesota 55402; Secretary of FAIF since April 1991 and of FAF since 1981 and of FASF since June 1996; Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm and general counsel of FAIF, FAF and FASF. Age: 53.

COMPENSATION

         The First American Family of Funds, which includes FASF, FAIF and FAF, currently pays only to directors of the funds who are not paid employees or affiliates of the funds a fee of $27,000 per year ($40,500 in the case of the Chair) plus $4,000 ($6,000 in the case of the Chair) per meeting of the Board attended and $1,200 per committee meeting attended ($1,800 in the case of a committee chair) and reimburses travel expenses of directors and officers to attend Board meetings. In the event of telephonic Board or committee meetings, each director receives a fee of $500 per Board or committee meeting ($750 in the case of the Chair or a committee chair). In addition, directors may receive a per diem fee of $1,500 per day plus travel expenses when directors travel out of town on Fund business. However, directors do not receive the $1,500 per diem amount plus the foregoing Board or committee fee for an out of town committee or Board meeting but instead receive the greater of the total per diem fee or meeting fee. Legal fees and expenses are also paid to Dorsey & Whitney LLP, the law firm of which Michael J. Radmer, secretary of FASF, FAIF and FAF, is a partner. The following table sets forth information concerning aggregate compensation paid to each director of FASF (i) by FASF (column 2), and (ii) by FASF, FAIF and FAF collectively (column 5) during the fiscal year ended September 30, 1998. No executive officer or affiliated person of FASF had aggregate compensation from FASF in excess of $60,000 during such fiscal year:

              (1)                           (2)                (3)                 (4)                   (5)
                                                            PENSION OR
                                                            RETIREMENT                            TOTAL COMPENSATION
                                         AGGREGATE       BENEFITS ACCRUED    ESTIMATED ANNUAL    FROM REGISTRANT AND
                                       COMPENSATION      AS PART OF FUND      BENEFITS UPON       FUND COMPLEX PAID
    NAME OF PERSON, POSITION          FROM REGISTRANT        EXPENSES           RETIREMENT           TO DIRECTORS
----------------------------------    ---------------    ----------------    ----------------    -------------------
Robert J. Dayton, Director            $           857                 -0-                 -0-    $            53,100
Roger A. Gibson, Director                         723                 -0-                 -0-                 44,800
David T. Bennett, Director                        174                 -0-                 -0-                 10,750
Andrew M. Hunter III, Director                    795                 -0-                 -0-                 49,250
Leonard W. Kedrowski, Director                    899                 -0-                 -0-                 55,700
Robert L. Spies, Director                         830                 -0-                 -0-                 51,450
Joseph D. Strauss, Director                     1,012                 -0-                 -0-                 62,675
Virginia L. Stringer, Director                  1,162                 -0-                 -0-                 72,000


              INVESTMENT ADVISORY AND OTHER SERVICES FOR THE FUNDS

INVESTMENT ADVISORY AGREEMENT

         U.S. Bank National Association, 601 Second Avenue South, Minneapolis, Minnesota 55402, serves as the investment advisor and manager of the Funds through its First American Asset Management group. The Advisor is a national banking association that has professionally managed accounts for individuals, insurance companies, foundations, commingled accounts, trust funds, and others for over 75 years. The Advisor is a subsidiary of U.S. Bancorp ("USB"), 601 Second Avenue South, Minneapolis, Minnesota 55480, which is a regional multi-state bank holding company headquartered in Minneapolis, Minnesota that primarily serves the Midwestern, Rocky Mountain and Northwestern states. USB operates five banks and eleven trust companies with offices in 17 contiguous states from Illinois to Washington. USB also has various other subsidiaries engaged in financial services. At September 30, 1998, on a pro forma combined basis, USB and its consolidated subsidiaries had consolidated assets of approximately $67.5 billion, consolidated deposits of $48.2 billion and shareholders' equity of $5.8 billion.

         Pursuant to an Investment Advisory Agreement dated as of October 1, 1996 (the "Advisory Agreement"), the Funds engage the Advisor to act as investment advisor for and to manage the investment of the assets of the Funds. Each Fund pays the Advisor monthly fees calculated on an annual basis equal to 0.25% of its average daily net assets.

         The Advisory Agreement requires the Advisor to provide FASF with all necessary office space, personnel and facilities necessary and incident to the Advisor's performance of its services thereunder. The Advisor is responsible for the payment of all compensation to personnel of FASF and the officers and directors of FASF, if any, who are affiliated with the Advisor or any of its affiliates. The Advisory Agreement provides that each Fund will be reimbursed by the Advisor, in an amount not in excess of the advisory fees payable by such Fund, for excess fund expenses as may be required by the laws of certain states in which the Fund's shares may be offered for sale. As of the date of this Statement of Additional Information, the most restrictive state limitation in effect requires that "aggregate annual expenses" (which include the investment advisory fee and other operating expenses but exclude interest, taxes, brokerage commissions, Rule 12b-1 fees and certain other expenses) shall not exceed 2-1/2% of the first $30 million of average net assets, 2% of the next $70 million of average net assets and 1-1/2% of the remaining average net assets of a Fund for any fiscal year.

         In addition to the investment advisory fee, each Fund pays all its expenses that are not expressly assumed by the Advisor or any other organization with which the Fund may enter into an agreement for the performance of services. Each Fund is liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party, and it may have an obligation to indemnify its directors and officers with respect to such litigation.

         The Advisor may, at its option, waive any or all of its fees, or reimburse expenses, with respect to any Fund from time to time. Any such waiver or reimbursement is voluntary and may be discontinued at any time unless as otherwise set forth in the Funds' Prospectus. The Advisor also may absorb or reimburse expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering a Fund's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may be.

         The Glass-Steagall Act generally prohibits banks from engaging in the business of underwriting, selling or distributing securities and from being affiliated with companies principally engaged in those activities. In addition, administrative and judicial interpretations of the Glass-Steagall Act prohibit bank holding companies and their bank and nonbank subsidiaries from organizing, sponsoring or controlling registered open-end investment companies that are continuously engaged in distributing their shares. Bank holding companies and their bank and nonbank subsidiaries may serve, however, as investment advisors to registered investment companies, subject to a number of terms and conditions.

         Although the scope of the prohibitions and limitations imposed by the Glass-Steagall Act has not been fully defined by the courts or the appropriate regulatory agencies, the Funds believe that the Advisor is not prohibited from performing the investment advisory services described above, and that broker-dealers affiliated with the Advisor are not prohibited from entering into a sales agreement with the Distributor as described herein. In the event of changes in federal or state statutes or regulations or judicial and administrative interpretations or decisions pertaining to permissible activities of bank holding companies and their bank and nonbank subsidiaries, the Advisor and affiliated broker-dealers might be prohibited from continuing these arrangements. In that event, it is expected that the Board of Directors would make other arrangements and that shareholders would not suffer adverse financial consequences.

         The following table sets forth total advisory fees before waivers and after waivers for each of the Funds for the fiscal years ended September 30, 1997 and September 30, 1998:

                                      YEAR ENDED                          YEAR ENDED
                                  SEPTEMBER 30, 1997                  SEPTEMBER 30, 1998
                           -------------------------------     --------------------------------
                            ADVISORY FEE      ADVISORY FEE      ADVISORY FEE      ADVISORY FEE
                           BEFORE WAIVERS    AFTER WAIVERS*    BEFORE WAIVERS    AFTER WAIVERS*
                           --------------    -------------     --------------    -------------
Income Fund                $       33,068    $           0     $      213,285    $           0
Growth and Income Fund             27,869                0            479,289                0
Growth Fund                        13,262                0            135,724                0
Aggressive Growth Fund             11,316                0            140,018                0

* Advisory fees for the period were voluntarily waived by the Advisor. In addition, the Advisor reimbursed the Funds additional amounts during this period to comply with total fund operating expense limitations as previously agreed upon by the Funds and the Advisor.

ADMINISTRATION AGREEMENT

         SEI Investments Management Corporation (the "Administrator") serves as administrator for the Funds pursuant to an Administration Agreement between it and the Funds. The Administrator is a wholly-owned subsidiary of SEI Investments Company, which also owns the Funds' distributor. See "-- Distributor and Shareholder Service Plan and Agreement" below. Under the Administration Agreement, the Administrator provides administrative personnel and services to the Funds for a fee as described in the Funds' Prospectus. These services include, among others, regulatory reporting, fund and portfolio accounting, shareholder reporting services, and compliance monitoring services. The Administrator also serves as administrator for the Underlying Funds and receives compensation for such services. FASF pays to the Administrator an administrative fee equal to (i) .12% of each Fund's average daily net assets until aggregate net assets of all Funds exceed $8 billion, and (ii) .105% to the extent aggregate net assets of all Funds exceed $8 billion.

         The Underlying Funds have approved the appointment of USB as a sub-administrator (the "Sub-Administrator"). The Sub-Administrator assists the Administrator in the performance of administrative services for the Underlying Funds.

         The following table sets forth administration fees, before waivers and after waivers, paid by each of the Funds for the fiscal years ended September 30, 1997 and September 30, 1998:

                                      YEAR ENDED                                YEAR ENDED
                                  SEPTEMBER 30, 1997                        SEPTEMBER 30, 1998
                          -------------------------------------    --------------------------------------
                          ADMINISTRATION FEE   ADMINISTRATION      ADMINISTRATION FEE  ADMINISTRATION FEE
                           BEFORE WAIVERS     FEE AFTER WAIVERS      BEFORE WAIVERS      AFTER WAIVERS
                          ------------------  -----------------    ------------------  ------------------
Income Fund               $           44,990  $          44,990     $          93,890  $           93,890
Growth and Income Fund                43,464             43,464               210,977             210,977
Growth Fund                           40,308             40,308                59,748              59,748
Aggressive Growth Fund                39,740             39,740                61,662              61,662

DISTRIBUTOR AND SHAREHOLDER SERVICE PLAN AND AGREEMENT

         SEI Investments Distribution Co. (the "Distributor") serves as the distributor for the shares of each Fund. The Distributor is a wholly-owned subsidiary of SEI Investments Company, which also owns the Funds' Administrator. See "-- Administration Agreement" above.

         The Distributor serves as distributor for the shares of the Funds pursuant to a Distribution Agreement dated as of October 1, 1996 (the "Distribution Agreement") between itself and the Funds. Under the Distribution Agreement, the Distributor has agreed to perform all distribution services and functions of the Funds. The Distributor may enter into sub-distribution agreements with securities firms, financial institutions (including, without limitation, banks) and other industry professionals. The Distributor receives no separate compensation for distribution of the Funds' Shares.

         The Funds also have entered into a Shareholder Service Plan and Agreement with the Distributor pursuant to which the Distributor agrees to provide, or to enter into written agreements with service providers to provide, one or more specified shareholder services to beneficial owners of shares of the Funds. The Distributor has agreed that the services provided pursuant to the Shareholder Service Plan and Agreement will in no event be primarily intended to result in the sale of Fund shares. Pursuant to the Shareholder Service Plan and Agreement, the Funds have agreed to pay the Distributor a fee at an annual rate of 0.25% of the average net asset value of the shares of the Funds, computed daily and paid monthly. The Distributor is to pay any shareholder service providers with which it enters into written agreements out of this amount.

         The following table sets forth shareholder servicing fees paid by each of the Funds for the fiscal years ended September 30, 1997 and September 30, 1998:

                              SHAREHOLDER SERVICING FEES
                              --------------------------
                                YEAR ENDED SEPTEMBER 30,
                                   1997           1998
                              ------------   -----------
Income Fund                   $     33,069   $   213,285
Growth and Income Fund              27,869       479,289
Growth Fund                         13,262       135,724
Aggressive Growth Fund              11,316       140,052

         The Distributor received no compensation from the Funds during the last fiscal year other than shareholder servicing fees as set forth in the above table. The Distributor also serves as distributor for the shares of the Underlying Funds and receives compensation (but not with respect to the class of shares purchased by the Funds) for such services.

CUSTODIAN; TRANSFER AGENT; COUNSEL; ACCOUNTANTS

         The custodian of the Funds' assets is U.S. Bank National Association (the "Custodian"), U.S. Bank Center, 180 East Fifth Street, St. Paul, Minnesota 55101. The Custodian is a subsidiary of USB.

         The Custodian takes no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds. All of the instruments representing the investments of the Funds and all cash is held by the Custodian. The Custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits Fund assets in payment of Fund expenses, pursuant to instructions of FASF's officers or resolutions of the Board of Directors.

         As compensation for its services to the Funds, the Custodian is paid a monthly fee calculated on an annual basis equal to 0.03% of each Fund's average daily net assets. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing its services to the Funds. The Custodian continues to serve so long as its appointment is approved at least annually by the Board of Directors including a majority of the directors who are not interested persons (as defined under the 1940 Act) of FASF. The Custodian also serves as custodian of the Underlying Funds' assets and receives compensation for such services. In addition, the Custodian may serve as securities lending agent for the Underlying Funds in connection with securities lending transactions undertaken by the Underlying Funds, and it may receive compensation for its provision of services as such securities lending agent.

         DST Systems, Inc., 330 West Ninth Street, Kansas City, Missouri 64105, is transfer agent (the "Transfer Agent") and dividend disbursing agent for the shares of the Funds. DST Systems, Inc. also serves as transfer agent and dividend disbursing agent for the Underlying Funds.

         Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, is independent General Counsel for the Funds. Dorsey & Whitney LLP also serves as independent General Counsel for the Underlying Funds.

         KPMG Peat Marwick LLP, 90 South Seventh Street, Minneapolis, Minnesota 55402, acted as the Funds' independent auditors, providing audit services including audits of the annual financial statements and assistance and consultation in connection with SEC filings for the year ended September 30, 1998. Ernst & Young LP, 1400 Pillsbury Center, Minneapolis, Minnesota 55402, serves as the Funds' independent auditors providing audit services, including audits of the annual financial statements and assistance and consultation in connection with SEC filings for the year ended September 30, 1999.


              INVESTMENT ADVISORY SERVICES FOR THE UNDERLYING FUNDS

INVESTMENT ADVISORY AGREEMENTS OF THE UNDERLYING FUNDS

         U.S. Bank National Association, the investment advisor of the Funds, also serves as investment advisor and manager of each of the Underlying Funds through its First American Asset Management group. For information concerning U.S. Bank, see "Investment Advisory and Other Services for the Funds -- Investment Advisory Agreement" above.

         Pursuant to an Investment Advisory Agreement dated April 2, 1991 (the "FAIF Advisory Agreement"), the Equity Funds, Strategic Income Fund and Fixed Income Fund, engaged the Advisor to act as investment advisor for and to manage the investment of the assets of each such Underlying Funds. Each such Underlying Fund other than Emerging Markets Fund and International Fund pays the Advisor monthly fees calculated on an annual basis equal to 0.70% of its average daily net assets. Emerging Markets Fund and International Fund pays the Advisor monthly fees calculated on an annual basis equal to 1.25% of their respective average daily net assets.

         Pursuant to an Investment Advisory Agreement effective as of January 20, 1995 (the "FAF Advisory Agreement"), Prime Obligations Fund engaged the Advisor to act as investment advisor for and to manage the investment of the assets of Prime Obligations Fund. Prime Obligations Fund pays the Advisor monthly fees calculated on an annual basis equal to 0.40% of its average daily net assets.

         The FAIF Advisory Agreement and the FAF Advisory Agreement require the Advisor to provide FAIF and FAF with all necessary office space, personnel and facilities necessary and incident to the Advisor's performance of its services thereunder. The Advisor is responsible for the payment of all compensation to personnel of FAIF and FAF and the officers and directors of FAIF and FAF, if any, who are affiliated with the Advisor or any of its affiliates. The FAIF Advisory Agreement and the FAF Advisory Agreement provide that each Underlying Fund will be reimbursed by the Advisor, in an amount not in excess of the advisory fees payable by such Underlying Fund, for excess fund expenses as may be required by the laws of certain states in which the Underlying Fund's shares may be offered for sale. As of the date of this Statement of Additional Information, the most restrictive state limitation in effect requires that "aggregate annual expenses" (which include the investment advisory fee and other operating expenses but exclude interest, taxes, brokerage commissions, Rule 12b-1 fees and certain other expenses) shall not exceed 2-1/2% of the first

$30 million of average net assets, 2% of the next $70 million of average net assets and 1-1/2% of the remaining average net assets of an Underlying Fund for any fiscal year.

         In addition to the investment advisory fee, each Underlying Fund pays all its expenses that are not expressly assumed by the Advisor or any other organization with which the Underlying Fund may enter into an agreement for the performance of services. Each Underlying Fund is liable for such nonrecurring expenses as may arise, including litigation to which the Underlying Fund may be a party, and it may have an obligation to indemnify its directors and officers with respect to such litigation.

         Information concerning advisory fees paid by the Underlying Funds during their three most recent fiscal years is set forth in their Statements of Additional Information, which may be obtained by writing or calling SEI Investments Distribution Co., Oaks, Pennsylvania 19456, telephone: (888) 997-8728.

SUB-ADVISORY AGREEMENTS FOR EMERGING MARKETS FUND, INTERNATIONAL FUND AND STRATEGIC INCOME FUND

         Marvin & Palmer Associates, Inc. ("Marvin & Palmer"), 1201 North Market Street, Suite 2300, Wilmington, Delaware 19801, is sub-advisor for Emerging Markets Fund and International Fund under an agreement with the Advisor (the "Marvin & Palmer Sub-advisory Agreement"). Marvin & Palmer, a privately-held company, was founded in 1986 by David F. Marvin and Stanley Palmer. Marvin & Palmer is engaged in the management of global, non-United States and emerging markets equity portfolios for institutional accounts. At December 31, 1998, Marvin & Palmer managed a total of approximately $7 billion in investments for over 61 institutional investors. Pursuant to the Marvin & Palmer Sub-advisory Agreement, Marvin & Palmer is responsible for the investment and reinvestment of Emerging Markets Fund's and International Fund's assets and the placement of brokerage transactions in connection therewith. Under the Marvin & Palmer Sub-Advisory Agreement, Marvin & Palmer is required, among other things, to report to the Advisor or the FAIF Board regularly at such times and in such detail as the Advisor or the Board may from time to time request in order to permit the Advisor and the Board to determine the adherence of Emerging Markets Fund and International Fund to their investment objectives, policies and restrictions. The Marvin & Palmer Sub-Advisory Agreement also requires Marvin & Palmer to provide all office space, personnel and facilities necessary and incident to Marvin & Palmer's performance of its services under the Marvin & Palmer Sub-Advisory Agreement.

         For its services to International Fund under the Marvin & Palmer Sub-Advisory Agreement, Marvin & Palmer is paid a monthly fee by the Advisor calculated on an annual basis equal to 0.75% of the first $100 million of International Fund's average daily net assets; 0.50% of International Fund's average daily assets in excess of $100 million up to $300 million; 0.45% of International Fund's average daily net assets in excess of $300 million up to $500 million; and 0.40% of International Fund's average daily assets in excess of $500 million.

         For its services to Emerging Markets Fund under the Marvin & Palmer Sub-Advisory Agreement, Marvin & Palmer is paid a monthly fee by the Advisor calculated on an annual basis equal to 0.85% of the first $100 million of Emerging Market Fund's average daily net assets; 0.60% of Emerging Market Fund's average daily assets in excess of $100 million up to $300 million; 0.55% of Emerging Market Fund's average daily net assets in excess of $300 million up to $500 million; and 0.50% of Emerging Market Fund's average daily assets in excess of $500 million.

         Federated Investment Counseling ("Federated"), 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779 and Federated Global Research Corp., 175 Water Street, New York, New York 10038-4965 ("FGR"), each subsidiaries of Federated Investors, Inc. ("FII"), serve as investment sub-advisors for Strategic Income Fund under an agreement with the Advisor (the "Federated Sub-Advisory Agreement").1/ Federated, which is a Delaware business trust, and FGR, which is a Delaware corporation, are each registered investment advisors under the 1940 Act. As of March 31, 1998, Federated, FGR and other subsidiaries of FII rendered investment advice regarding over $1.26 billion of assets. Pursuant to the Federated Sub-Advisory Agreement, these sub-advisors invest and reinvest a portion of Strategic Income Fund's assets and place brokerage transactions in connection therewith. Federated manages Strategic Income Fund's


-----------------------

1/ All of the Class A (voting) stock of FII is owned by a trust, the trustees of which are John F. Donahue, Chairman and Director of FII, Mr. Donahue's wife and Mr. Donahue's son, J. Christopher Donahue, President and Director of FII.

investments in high yield domestic debt obligations, FGR manages Strategic Income Fund's foreign investments and foreign currency transactions and the Advisor manages Strategic Income Fund's investments in U.S. government securities and investment grade domestic corporate debt obligations. Under the Federated Sub-Advisory Agreement, these sub-advisors are required, among other things, to report to the Advisor or the FAIF Board regularly at such times and in such detail as the Advisor or the Board may from time to time request in order to permit the Advisor and the Board to determine the adherence of Strategic Income Fund to its investment objectives, policies and restrictions. The Federated Sub-Advisory Agreement also requires these sub-advisors to provide all office space, personnel and facilities necessary and incident to the performance of their services under the Federated Sub-Advisory Agreement.

         For its services to Strategic Income Fund under the Federated Sub-Advisory Agreement, these sub-advisors are collectively paid a monthly fee by the Advisor calculated on an annual basis equal to 0.20% of the first $25 million of Strategic Income Fund's average daily net assets; 0.165% of Strategic Income Fund's average daily assets in excess of $25 million up to $50 million; 0.13% of Strategic Income Fund's average daily net assets in excess of $50 million up to $100 million; and 0.105% of Strategic Income Fund's average daily assets in excess of $100 million.


               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

         It anticipated that the majority of the Funds' portfolio transactions will consist of purchases and sales of shares of the Underlying Funds. These purchases and sales will be made directly with the Underlying Funds. The class of shares of the Underlying Funds in which the Funds will invest is not subject to any front-end or deferred sales charges, any Rule 12b-1 distribution fees or any shareholder servicing fees.

         To the extent that the Funds may purchase or sell securities other than shares of the Underlying Funds, decisions with respect to placement of the Funds' portfolio transactions are made by the Advisor. The Funds' policy is to seek to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable price. The Advisor may, however, select a broker or dealer to effect a particular transaction without communicating with all brokers or dealers who might be able to effect such transaction because of the volatility of the market and the desire of the Advisor to accept a particular price for a security because the price offered by the broker or dealer meets guidelines for profit, yield or both. Some portfolio transactions may involve payment of a brokerage commission by the appropriate Fund. In some cases, transactions may be with dealers or issuers who act as principal for their own accounts and not as brokers. Transactions effected on a principal basis are made without the payment of brokerage commissions but at net prices, which usually include a spread or markup. In effecting transactions in over-the-counter securities, the Funds expect to deal with market makers unless it appears that better price and execution are available elsewhere.

         While the Advisor does not deem it practicable and in the Funds' best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given by the Advisor to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

         Subject to the policy of seeking favorable price and execution for the transaction size and risk involved, in selecting brokers and dealers other than the Distributor and determining commissions paid to them, the Advisor may consider ability to provide supplemental performance, statistical and other research information as well as computer hardware and software for research purpose for consideration, analysis and evaluation by the staff of the Advisor. In accordance with this policy, the Funds do not execute brokerage transactions solely on the basis of the lowest commission rate available for a particular transaction. Subject to the requirements of favorable price and efficient execution, placement of orders by securities firms for the purchase of shares of the Funds may be taken into account as a factor in the allocation of portfolio transactions.

         Research services that may be received by the Advisor would include advice, both directly and in writing, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. The research services may allow the Advisor to supplement its own investment research activities and enable the Advisor to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Funds. To the extent portfolio transactions are effected with brokers and dealers who furnish research services, the Advisor would receive a benefit, which is not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Funds from these transactions. Research services furnished by brokers and dealers used by the Funds for portfolio transactions may be utilized by the Advisor in connection with investment services for other accounts and, likewise, research services provided by brokers and dealers used for transactions of other accounts may be utilized by the Advisor in performing services for the Funds. The Advisor determines the reasonableness of the commissions paid in relation to their view of the value of the brokerage and research services provided, considered in terms of the particular transactions and their overall responsibilities with respect to all accounts as to which they exercise investment discretion.

         The Advisor has not entered into any formal or informal agreements with any broker or dealer, and do not maintain any "formula" that must be followed in connection with the placement of Fund portfolio transactions in exchange for research services provided to the Advisor, except as noted below. The Advisor may, from time to time, maintain an informal list of brokers and dealers that will be used as a general guide in the placement of Fund business in order to encourage certain brokers and dealers to provide the Advisor with research services, which the Advisor anticipates will be useful to it. Any list, if maintained, would be merely a general guide, which would be used only after the primary criteria for the selection of brokers and dealers (discussed above) had been met, and, accordingly, substantial deviations from the list could occur. The Advisor would authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged only if the Advisor determined in good faith that the amount of such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Advisor with respect to the Funds.

         The Funds do not effect any brokerage transactions in their portfolio securities with any broker or dealer affiliated directly or indirectly with the Advisor or the Distributor unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds, as determined by the Board of Directors. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to the Funds as the Funds can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others.

         When two or more clients of the Advisor are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the Advisor to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.

         The policies of the Underlying Funds with respect to portfolio transactions and the allocation of brokerage, and the brokerage commissions paid by them during their three most recent fiscal years, are set forth in their Statements of Additional Information, which may be obtained by writing or calling SEI Investments Distribution Co., Oaks, Pennsylvania 19456, telephone:
(888) 997-8728.



                                  CAPITAL STOCK

         Each share of each Fund's $.01 par value common stock is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.

         Each share of a Fund has one vote. On some issues, such as the election of directors, all shares of all FASF Funds vote together as one series. The shares do not have cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors are able to elect all of the directors if they choose to do so. On issues affecting only a particular Fund, the shares of that Fund will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a Fund or to approve, disapprove or alter a distribution plan.

         The Bylaws of FASF provide that annual shareholders meetings are not required and that meetings of shareholders need only be held with such frequency as required under Minnesota law and the 1940 Act.

         As of December 1, 1998, the directors of FASF owned shares of FAIF, FASF and FAF with an aggregate net asset value of $4.9 million. As of December 1, 1998, the directors and officers of FASF as a group owned less than one percent of each Fund's outstanding shares. As of January 15, 1999, the Funds were aware that the following persons owned of record five percent or more of the outstanding shares of each class of stock of the Funds.

                                                      PERCENTAGE OF SHARES OWNED
                                                      --------------------------

STRATEGY INCOME FUND

US Bank National Association Cust.
Daily Valued Retirement Programs
Attn: Reconciliation SPFT 0401
180 East 5th Street
St Paul, MN 55101-1631                                                     7.68%

STRATEGY GROWTH FUND

VAR & Co.
P.O. Box 64482
St. Paul, MN 55164-0482                                                   18.72%

US Bank National Association Cust.
Daily Valued Retirement Programs
Attn: Reconciliation SPFT 0401
180 East 5th Street
St Paul, MN 55101-1631                                                    23.32%

US Bank TR US Bancorp CAP
U/A 01-01-1984
180 5th St. E STE SPEN0502
St. Paul, MN 55101-1631                                                    8.04%

STRATEGY GROWTH AND INCOME FUND

VAR & Co.
P.O. Box 64482
St. Paul, MN 55164-0482                                                   26.57%

US Bank National Association Cust.
Daily Valued Retirement Programs
Attn: Reconciliation SPFT 0401
180 East 5th Street
St Paul, MN 55101-1631                                                    12.21%

US Bank TR US Bancorp CAP
U/A 01-01-1984
180 5th St. E STE SPEN0502
St. Paul, MN 55101-1631                                                   15.16%

Wachovia Bank NA
TRST US Bancorp Deferred Comp. TR
DTD 8/1/97
P.O. Box 3073
Winston Salem, NC 27150-0001                                              15.30%

STRATEGY AGGRESSIVE GROWTH FUND

US Bank National Association Cust.
Daily Valued Retirement Programs
Attn: Reconciliation SPFT 0401
180 East 5th Street
St Paul, MN 55101-1631                                                    37.74%

                                                      PERCENTAGE OF SHARES OWNED
                                                      --------------------------

VAR & Co.                                                                 20.06%
P.O. Box 64482
St. Paul, MN 55164-0482



                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

         The method for determining the public offering price of the shares of the Funds is summarized in the Prospectus under the caption "Buying Shares." The net asset value of each Fund's shares is determined on each day during which the New York Stock Exchange (the "NYSE") and federally-chartered banks are open for business. The NYSE is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each year the NYSE may designate different dates for the observance of these holidays as well as designate other holidays for closing in the future. The following sets forth the net asset value of the Funds as of September 30, 1998.

                                                                            NET
                                                                        ASSET VALUE
                                 NET ASSETS             SHARES           PER SHARE
                                (IN DOLLARS)    /    OUTSTANDING    =   (IN DOLLARS)
                              -----------------   -----------------   ----------------
Income Fund                   $     116,779,295   $      10,396,413   $          11.23
Growth and Income Fund              207,907,758          18,757,143              11.08
Growth Fund                          65,655,923           5,940,617              11.05
Aggressive Growth Fund               62,634,600           5,639,787              11.11


                                FUND PERFORMANCE

SEC STANDARDIZED PERFORMANCE FIGURES

         YIELD FOR THE FUNDS. Yield for the Funds is a measure of the net investment income per share (as defined) earned over a 30-day period expressed as a percentage of the maximum offering price of a Fund's shares at the end of the period.

         Based upon the 30-day period ended September 30, 1998, the yields for the shares of the Funds were as follows:

                       Income Fund                       3.67%
                       Growth and Income Fund            2.61%
                       Growth Fund                       2.42%
                       Aggressive Growth Fund            2.32%

         Such yield figures are determined by dividing the net investment income per share earned during the specified 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

            Yield  =  2 [((a - b) / cd) + 1)6 - 1]

            Where: a  =  dividends and interest earned during the period
                   b  =  expenses accrued for the period (net of reimbursements)
                   c  =  average daily number of shares outstanding during the period that were entitled to receive dividends
                   d  =  maximum offering price per share on the last day of
                         the period

         TOTAL RETURN. Total return measures both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of, the underlying investments in a Fund's portfolio. The Funds' average annual and cumulative total return figures are computed in accordance with the standardized methods prescribed by the Securities and Exchange Commission.

         AVERAGE ANNUAL TOTAL RETURN. Average annual total return figures are computed by determining the average annual compounded rates of return over the periods indicated in the advertisement, sales literature or shareholders' report, that would equate the initial amount invested to the ending redeemable value, according to the following formula:

            P(1 + T)n  =  ERV

            Where: P   =  a hypothetical initial payment of $1,000
                   T   =  average annual total return
                   n   =  number of years
                   ERV =  ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

         CUMULATIVE TOTAL RETURN. Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

            CTR  =  ((ERV - P) / P ) 10

            Where: CTR =  cumulative total return
                   ERV =  ending redeemable value at the end of, the period of a hypothetical $1,000 payment made at the beginning of
                          such period; and
                   P   =  initial payment of $1,000

This calculation (i) assumes all dividends and distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectuses, and (ii) deducts all recurring fees, such as advisory fees, charged as expenses to all shareholder accounts.

         Based on the foregoing, the average annual and cumulative total returns for the shares of the Funds as of September 30, 1998 were as follows:

                                                   AVERAGE ANNUAL RETURN
                                                 AS OF SEPTEMBER 30, 1998
                          ---------------------------------------------------------------------
                               CUMULATIVE             SINCE             ONE             FIVE
                            SINCE INCEPTION*        INCEPTION          YEAR            YEARS
                          --------------------    -------------    ------------     -----------
Income Fund                              22.32%           10.61%           8.72%         **
Growth and Income Fund                   17.85             8.57            2.18          **
Growth Fund                              15.89             7.66            5.95          **
Aggressive Growth Fund                   14.55             7.04            9.85          **

*    Inception date of October 1, 1996.
**   Not in operation for the entire period.

NON-STANDARD DISTRIBUTION RATES

         HISTORICAL DISTRIBUTION RATES. The Funds' historical annualized distribution rates are computed by dividing the income dividends of a Fund for a stated period by the maximum offering price on the last day of such period. For the one year period ended September 30, 1998, the historical distribution rates of the shares of the Funds were as follows:

                      Income Fund                       4.44%
                      Growth and Income Fund            3.19%
                      Growth Fund                       2.51%
                      Aggressive Growth Fund            1.80%

         ANNUALIZED CURRENT DISTRIBUTION RATES. The Funds' annualized current distribution rates are computed by dividing a Fund's income dividends for a specified month by the number of days in that month and multiplying by 365, and dividing the resulting figure by the maximum offering price on the last day of the specified period. The annualized current distribution rates for the one month period ended September 30, 1998 for the funds were as follows:

                      Income Fund                       5.65%
                      Growth and Income Fund            2.99%
                      Growth Fund                       2.20%
                      Aggressive Growth Fund            1.43%

CERTAIN PERFORMANCE COMPARISONS

         In addition to advertising total return and yield, comparative performance information may be used from time to time in advertising the Funds' shares, including data from Lipper Analytical Services, Inc. ("Lipper"), Morningstar, other industry publications and other entities or organizations which track the performance of investment companies. The performance of each Fund may be compared to that of its unmanaged benchmark index and to the performance of similar funds as reported by Lipper and such other data services.


                                    TAXATION

         Each Fund intends to fulfill the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, each Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

         Any loss on the sale or exchange of shares of a Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the same Fund within 30 days before or after such sale or exchange. Furthermore, if Fund shares with respect to which a long-term capital gain distribution has been made are held for less than six months, any loss on the sale or exchange of such shares will be treated as a long-term capital loss to the extent of such long-term capital gain distribution.

         For federal tax purposes, if a shareholder exchanges shares of a Fund for shares of any other Fund pursuant to the exchange privilege (see "Managing Your Investment -- Exchanging Shares" in the Prospectus), such exchange will be considered a taxable sale of the shares being exchanged.

         Pursuant to the Code, distributions of net investment income by a Fund to a shareholder who, as to the United States, is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership (a "foreign shareholder") will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business of such shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year. Each Fund will report annually to its shareholders the amount of any withholding.

         The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this Statement of Additional Information.


                   ADDITIONAL INFORMATION ABOUT SELLING SHARES

BY TELEPHONE

         A shareholder may redeem shares of a Fund, if he or she elects the privilege on the initial shareholder application, by calling his or her financial institution to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution. Redemption requests must be received by the financial institution by the time specified by the institution in order for shares to be redeemed at that day's net asset value, and redemption requests must be transmitted to and received by the Funds by 3:00 p.m. Central Time in order for shares to be redeemed at that day's net asset value. Pursuant to instructions received from the financial institution, redemptions will be made by check or by wire transfer. It is the financial institution's responsibility to transmit redemption requests promptly.

         Shareholders who did not purchase their shares of a Fund through a financial institution may redeem their shares by telephoning (888) 997-8728. At the shareholder's request, redemption proceeds will be paid by check mailed to the shareholder's address of record or wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System, normally within one business day, but in no event more than seven days after the request. Wire instructions must be previously established on the account or provided in writing. The minimum amount for a wire transfer is $1,000. If at any time the Funds determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified.

         In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If this should occur, another method of redemption should be considered. Neither the Transfer Agent nor any Fund will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine. The Transfer Agent and the Funds will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures may include the taping of telephone conversations. To ensure authenticity of redemption or exchange instructions received by telephone, the Transfer Agent examines each shareholder request by verifying the account number and/or tax identification number at the time such request is made. The Transfer Agent subsequently sends confirmations of both exchange sales and exchange purchases to the shareholder for verification. If reasonable procedures are not employed, the Transfer Agent and the Funds may be liable for any losses due to unauthorized or fraudulent telephone transactions.

BY MAIL

         Any shareholder may redeem Fund shares by sending a written request to the Transfer Agent, shareholder servicing agent, or financial institution. The written request should include the shareholder's name, the Fund name, the account number, and the share or dollar amount requested to be redeemed, and should be signed exactly as the shares are registered. Shareholders should call the Fund, the shareholder servicing agent or financial institution for assistance in redeeming by mail. A check for redemption proceeds normally is mailed within one business day, but in no event more than seven days, after receipt of a proper written redemption request.

         Shareholders requesting a redemption of $25,000 or more, a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have signatures on written redemption requests guaranteed by:

         * a trust company or commercial bank the deposits of which are insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation ("FDIC");

         * a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges or of the National Association of Securities Dealers;

         * a savings bank or savings and loan association the deposits of which are insured by the Savings Association Insurance Fund, which is administered by the FDIC; or

         * any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

         The Funds do not accept signatures guaranteed by a notary public.

         The Funds and the Transfer Agent have adopted standards for accepting signature guarantees from the above institutions. The Funds may elect in the future to limit eligible signature guarantees to institutions that are members of a signature guarantee program. The Funds and the Transfer Agent reserve the right to amend these standards at any time without notice.

REDEMPTION BEFORE PURCHASE INSTRUMENTS CLEAR

         When shares are purchased by check or with funds transmitted through the Automated Clearing House, the proceeds of redemptions of those shares are not available until the Transfer Agent is reasonably certain that the purchase payment has cleared, which could take up to ten calendar days from the purchase date.


                                     RATINGS

         A rating of a rating service represents that service's opinion as to the credit quality of the rated security. However, such ratings are general and cannot be considered absolute standards of quality or guarantees as to the creditworthiness of an issuer. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. Markets values of debt securities may change as a result of a variety of factors unrelated to credit quality, including changes in market interest rates.

         When a security has been rated by more than one service, the ratings may not coincide, and each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. In general, the Underlying Funds are not required to dispose of a security if its rating declines after it is purchased, although they may consider doing so.

RATINGS OF CORPORATE DEBT OBLIGATIONS AND MUNICIPAL BONDS

         STANDARD & POOR'S

         AAA: Securities rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA: Securities rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

         A: Securities rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB: Securities rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Although such securities normally exhibit adequate protection standards, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than for those in higher rated categories.

Debt rated BB, B, CCC, CC, and C by Standard & Poor's is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB: Securities rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

         B: Securities rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC: Securities rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

         MOODY'S

         Aaa: Securities which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Securities which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade securities. They are rated lower than the best securities because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater magnitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

         A: Securities which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Securities which are rated Baa are considered as medium grade obligations, being neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics, and in fact have some speculative characteristics.

         Ba: An issue which is rated Ba is judged to have speculative elements; its future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes issues in this class.

         B: An issue which is rated B generally lacks characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: An issue which is rated Caa is of poor standing. Such an issue may be in default or there may be present elements of danger with respect to principal or interest.

Those securities in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1 and Baa-1. Other Aa, A and Baa securities comprise the balance of their respective groups. These rankings (1) designate the securities which offer the maximum in security within their quality groups, (2) designate securities which can be bought for possible upgrading in quality, and (3) additionally afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the marketplace.

RATINGS OF PREFERRED STOCK

         STANDARD & POOR'S. Standard & Poor's ratings for preferred stock have the following definitions:

         AAA: An issue rated "AAA" has the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         AA: A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated "AAA."

         A: An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB: An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the category.

         MOODY'S. Moody's ratings for preferred stock include the following:

         aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa: An issue which is rated "aa" is considered a high grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         a: An issue which is rate "a" is considered to be an upper medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

         baa: An issue which is rated "baa" is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

RATINGS OF COMMERCIAL PAPER

         STANDARD & POOR'S. Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) symbol designation.

         MOODY'S. Moody's commercial paper ratings are opinions as to the ability of the issuers to timely repay promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, and it does not represent that any specific instrument is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         PRIME-1: Superior capacity for repayment.

         PRIME-2: Strong capacity for repayment.

         PRIME-3: Acceptable capacity for repayment.

BEST'S RATING SYSTEM FOR INSURANCE COMPANIES

         The objective of Best's Rating System is to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to the company's relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of the company.

         The quantitative evaluation is based on an analysis of the company's financial condition and operating performance utilizing a series of financial tests. These tests measure a company's performance in the three critical areas of Profitability, Leverage and Liquidity in comparison to the norms established by the A.M. Best Company. These norms are based on an evaluation of the actual performance of the insurance industry.

         Best's review also includes a qualitative evaluation of the adequacy and soundness of a company's reinsurance, the adequacy of its reserves and the experience of its management. In addition, various other factors of importance are considered such as the composition of the company's book of business and the quality and diversification of its assets.

         Upon completion of analysis, Best's Ratings are assigned to those companies that meet the qualifications for rating. The Best's Rating classifications are A+ (Superior); A & A- (Excellent); B+ (Very Good); B & B-
(Good); C+

(Fairly Good); and C & C- (Fair). Those not qualifying for a current Best's Rating are classified in the "Not Assigned" category that has ten classifications which identify why a company is not eligible for a Best's Rating. Care should be exercised in the use of Best's Ratings without further reference to additional Best's publications.


                              FINANCIAL STATEMENTS

         The financial statements of FASF included in its annual report to shareholders dated September 30, 1998 are incorporated herein by reference. Such annual report to shareholders accompanies this Statement of Additional Information.

                       FIRST AMERICAN STRATEGY FUNDS, INC.
                           PART C -- OTHER INFORMATION

ITEM 23. EXHIBITS

         (a) Amended and Restated Articles of Incorporation, as filed June 19, 1996 (Incorporated by reference to Exhibit (1) to initial filing.)

         (b) Bylaws of Registrant (Incorporated by reference to Exhibit (2) to initial filing.)

         (c)      Not applicable

         (d) Form of Investment Advisory Agreement between the Registrant and First Bank National Association (Incorporated by reference to Exhibit (5) to initial filing.)

         (e) Form of Distribution Agreement between the Registrant and SEI Financial Services Company (Incorporated by reference to Exhibit (6) initial filing.)

         (f)      Not applicable

         (g)(1) Form of Custodian Agreement between the Registrant and First Trust National Association including form of Compensation Agreement pursuant thereto (Incorporated by reference to Exhibit (8) to initial filing.)

         (g)(2) Assignment of Custodian Agreements and Security Lending Agency Agreement to U.S. Bank National Association, dated May 1, 1998 (Incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 4.)

         (h)(1) Administration Agreement between the Registrant and SEI Financial Management Corporation (Incorporated by reference to Exhibit (9)(a) to initial filing.)

         (h)(2) Form of Assignment of Transfer Agency Agreement to DST Systems, Inc. [superseded] (Incorporated by reference to Exhibit (9)(b) to Post-Effective Amendment No. 2.)

         (h)(3) Form of Shareholder Service Plan and Agreement between Registrant and SEI Financial Services Company (Incorporated by reference to Exhibit 9(c) to initial filing.)

         (h)(4) Agreement dated July 1, 1997 between SEI and First Bank National Association (Incorporated by reference to Exhibit
                  (9)(d) to Post-Effective Amendment No. 3.)

         (h)(5) Amended and Restated Administration Agreement, dated July 1, 1997, by and between the Registrant and SEI Investments Management Corporation (Incorporated by reference to Exhibit
                  (9)(e) to Post-Effective Amendment No. 3.)

         (h)(6) Sub-Administration Agreement effective January 1, 1998 by and between SEI and First Bank National Association (Incorporated by reference to Exhibit (9)(f) to Post-Effective Amendment No. 3.)

         (h)(7) Agreement dated July 1, 1997, by and between First Bank National Association and SEI Investments Management Corporation (Incorporated by reference to Exhibit (9)(g) to Post-Effective Amendment No. 3.)

         (i)(1) Opinion and Consent of Dorsey & Whitney, dated January 26, 1982 [superseded] (Incorporated by reference to Exhibit (10) to initial filing.)

     *   (j)      Consent of KPMG Peat Marwick

         (k)      Not applicable

         (l) Investment Letter for Initial Shares of the respective Series (Incorporated by reference to Exhibit (13) to initial filing.)

         (m)      Not applicable

     *   (n)      Financial Data Schedule

         (o)      Not Applicable

*        Filed herewith

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

                  Not applicable.

ITEM 25. INDEMNIFICATION

       The Registrant's Articles of Incorporation and Bylaws provide that the Registrant shall indemnify such persons for such expenses and liabilities, in such manner, under such circumstances, and to the full extent as permitted by
Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended; provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended, and any rules, regulations, or releases promulgated thereunder.

       Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person against judgments, penalties, fines, settlements and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding if, with respect to the acts or omissions of the person complained of in the proceeding, the person has not been indemnified by another organization for the same judgments, penalties, fines, settlements, and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; acted in good faith, received no improper personal benefit, and the Minnesota Statutes dealing with directors' conflicts of interest, if applicable, have been satisfied; in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful; and reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation.

       The Registrant undertakes that no indemnification or advance will be made unless it is consistent with Sections 17(h) or 17(i) of the Investment Company Act of 1940, as now enacted or hereafter amended, and Securities and Exchange Commission rules, regulations, and releases (including, without limitation, Investment Company Act of 1940 Release No. 11330, September 2, 1980).

       Insofar as the indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

       Information on the business of the Registrant's investment adviser, U.S. Bank National Association (the "Manager"), is described in the section of each series' Statement of Additional Information, filed as part of this Registration Statement, entitled "Investment Advisory and Other Services." The directors and officers of the Manager are listed below, together with their principal occupation or other positions of a substantial nature during the past two fiscal years.

                              POSITIONS AND OFFICES                  OTHER POSITIONS AND OFFICES
       NAME                     WITH THE MANAGER                   AND PRINCIPAL BUSINESS ADDRESS
       ----                     ----------------                   ------------------------------
John F. Grundhofer    Chairman, President and Chief              Chairman, President and Chief
                      Executive Officer                          Executive Officer of U.S. Bancorp*

Richard A. Zona       Director and Vice Chairman--Finance        Vice Chairman--Finance of U.S.
                                                                 Bancorp*

Philip G. Heasley     Director and Vice Chairman                 Vice Chairman and Group Head of the
                                                                 Retail Product Group of U.S. Bancorp*

J. Robert Hoffmann    Director, Chief Credit Officer             Executive Vice President and Chief
                      and Executive Vice President               Credit Officer of U.S. Bancorp*

Lee R. Mitau          Director, General Counsel,                 Executive Vice President, Secretary,
                      Executive Vice President and Secretary     and General Counsel of U.S. Bancorp*

Susan E. Lester       Director, Executive Vice President and     Executive Vice President and Chief
                      Chief Financial Officer                    Financial Officer of U.S. Bancorp*

Robert D. Sznewajs    Director and Vice Chairman                 Vice Chairman of U.S. Bancorp*

Gary T. Duim          Director and Vice Chairman                 Vice Chairman of U.S. Bancorp*

----------------

*  Address: 601 Second Avenue South, Minneapolis, Minnesota 55402.

ITEM 27. PRINCIPAL UNDERWRITERS

         (a) State the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the Registrant's securities also acts as a principal underwriter, distributor or investment adviser:

         Registrant's distributor, SEI Investments Distribution Co. (the "Distributor") acts as distributor for SEI Liquid Asset Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional International Trust, The Advisors' Inner Circle Fund, Pillar Funds, CUFund,

STI Classic Funds, CoreFunds, Inc., First American Funds, Inc., First American Investment Funds, Inc., The Arbor Fund, Boston 1784 Funds, PBHG Funds, Inc., Marquis Funds, Morgan Grenfell Investment Trust, The Achievement Funds Trust, Bishop Street Funds, CrestFunds, Inc., STI Classic Variable Trust, ARK Funds, Monitor Funds, SEI Asset Allocation Trust, Expedition Funds, TIP Funds, SEI Institutional Investments Trust, First American Strategy Funds, Inc., Highmark Funds, Armada Funds, PBHG Insurance Series Fund, Inc., TIP Institutional Funds, Oak Associates Funds and The Nevis Funds, Inc., pursuant to distribution agreements dated November 29, 1982, July 15, 1982, December 3, 1982, July 10, 1985, January 22, 1987, August 30, 1988, November 14, 1991, February 28, 1992,
May 1, 1992, May 29, 1992, October 30, 1992, November 1, 1992, November 1, 1992,
January 28, 1993, June 1, 1993, July 16, 1993, August 17, 1993, January 3, 1994,
December 27, 1994, January 27, 1995, March 1, 1995, August 18, 1995, November 1, 1995, January 11, 1996, April 1, 1996, April 29, 1996, June 14, 1996, October 1,
1996, February 15, 1997, March 8, 1997, April 1, 1997, June 9, 1997, January 1,
1998, February 27, 1998 and June 29, 1998, respectively.

         The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement, and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

         (b) Provide the information required by the following table for each director, officer, or partner of each principal underwriter named in the response to Item 20. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, Pennsylvania 19456.


NAME                      POSITIONS AND OFFICES WITH UNDERWRITER     POSITIONS AND OFFICES WITH REGISTRANT
----                      --------------------------------------     -------------------------------------
Alfred P. West, Jr.       Director, Chairman & Chief                                    --
                            Executive Officer
Henry H. Greer            Director                                                      --
Carmen V. Romeo           Director                                                      --
Mark J. Held              President & Chief Operating Officer                           --
Gilbert L. Beebower       Executive Vice President                                      --
Richard B. Lieb           Executive Vice President, President -
                            Investment Services Division                                --
Dennis J. McGonigle       Executive Vice President                                      --
Robert M. Silvestri       Chief Financial Officer & Treasurer                           --
Leo J. Dolan, Jr.         Senior Vice President                                         --
Carl A. Guarino           Senior Vice President                                         --
Larry Hutchinson          Senior Vice President                                         --
Jack May                  Senior Vice President                                         --
Hartland J. McKeown       Senior Vice President                                         --
Barbara J. Moore          Senior Vice President                                         --
Kevin P. Robins           Senior Vice President & General Counsel      Vice President & Assistant Secretary
Patrick K. Walsh          Senior Vice President                                         --
Ronert Aller              Vice President                                                --
Gordon W. Carpenter       Vice President                                                --
Todd Cipperman            Vice President & Assistant Secretary                          --
S. Courtney E. Collier    Vice President & Assistant Secretary         Vice President & Assistant Secretary
Robert Crudup             Vice President & Managing Director                            --
Barbara Doyne             Vice President                                                --
Jeff Drennen              Vice President                                                --
James R. Foggo                                                         Vice President & Assistant Secretary
Vic Galef                 Vice President & Managing Director                            --
Lydia A. Gavalis          Vice President & Assistant Secretary         Vice President & Assistant Secretary
Greg Gettinger            Vice President & Assistant Secretary                          --

Jeff Jacobs               Vice President                                                --
Samuel King               Vice President                                                --
Kim Kirk                  Vice President & Managing Director                            --
John Krzeminski           Vice President & Managing Director                            --
Carolyn McLaurin          Vice President & Managing Director                            --
W. Kelso Morrill          Vice President                                                --
Mark Nagle                Vice President                                             President
Joanne Nelson             Vice President                                                --
Joseph M. O'Donnell       Vice President & Assistant Secretary         Vice President & Assistant Secretary
Sandra K. Orlow           Vice President & Secretary                   Vice President & Assistant Secretary
Cynthia M. Parrish        Vice President & Assistant Secretary                          --
Donald Pepin              Vice President & Managing Director                            --
Kim Rainey                Vice President                                                --
Rob Redecan               Vice President                                                --
Maria Reinhart            Vice President                                                --
Mark Samuels              Vice President & Managing Director                            --
Steve Smith               Vice President                                                --
Daniel Spaventa           Vice President                                                --
Kathryn L. Stanton        Vice President & Assistant Secretary                          --
Lynda J. Striegel         Vice President & Assistant Secretary         Vice President & Assistant Secretary
Lori L. White             Vice President & Assistant Secretary                          --
Wayne M. Withrow          Vice President & Managing Director                            --

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

       All accounts, books, and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by SEI Investments Distribution Co., Oaks, Pennsylvania 19456.

ITEM 29. MANAGEMENT SERVICES

       Not applicable.

ITEM 30. UNDERTAKINGS

       Not applicable.

                                   SIGNATURES

       As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) of the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to its Registration Statement No. 333-7463 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania, on the 29th day of January, 1999.

                                             FIRST AMERICAN STRATEGY FUNDS, INC.

ATTEST:      /s/ Michael G. Beattie          By:       /s/ James R. Foggo
        ---------------------------------        -------------------------------
               Michael G. Beattie                        James R. Foggo
                                                         Vice President

          Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.

            SIGNATURE                       TITLE                        DATE
            ---------                       -----                        ----

    /s/ Michael G. Beattie         Controller (Principal                  **
------------------------------     Financial and Accounting Officer)
      Michael G. Beattie


             *                     Director                               **
------------------------------
      David T. Bennett


             *                     Director                               **
------------------------------
      Robert J. Dayton


             *                     Director                               **
------------------------------
    Andrew M. Hunter III


             *                     Director                               **
------------------------------
    Leonard W. Kedrowski


             *                     Director                               **
------------------------------
       Robert L. Spies


             *                     Director                               **
------------------------------
      Joseph D. Strauss


             *                     Director                               **
------------------------------
    Virginia L. Stringer


             *                     Director                               **
------------------------------
       Roger A. Gibson

* By: /s/ James R. Foggo
     -------------------------
       James R. Foggo
      Attorney-in-Fact

** January 29, 1999